Securities Act Registration No. 333-07595
                                       Investment Company Act Reg. No. 811-07695
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                           --------------------------
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 19                     |X|
                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                              Amendment No. 20 |X|
                        (Check appropriate box or boxes.)


                       -----------------------------------

                           HENNESSY MUTUAL FUNDS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)



                               7250 Redwood Blvd.
                                    Suite 200
                                   Novato, CA                        94945
                       -----------------------------------          -------
                    (Address of Principal Executive Offices)       (Zip Code)


                                 (800) 966-4354
                       -----------------------------------
              (Registrant's Telephone Number, including Area Code)


Neil J. Hennessy                                      Copy to:
Hennessy Advisors, Inc.                               Richard L. Teigen
7250 Redwood Blvd.                                    Foley & Lardner LLP
Suite 200                                             777 East Wisconsin Avenue
Novato, CA 94945                                      Milwaukee, Wisconsin 53202
-----------------------------------------------       --------------------------
(Name and Address of Agent for Service)





Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


[_]  immediately upon filing pursuant to paragraph (b)
|X|  on February 28, 2006 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a) (1)
[_]  on (dated) pursuant to paragraph (a) (1)
[_]  75 days after filing pursuant to paragraph (a) (2)
[_]  on (date) pursuant to paragraph (a) (2) of Rule 485.


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 HENNESSY FUNDS

                         PROSPECTUS & OVERVIEW OF FUNDS


                               FEBRUARY 28, 2006



                      HENNESSY CORNERSTONE GROWTH FUND (HFCGX)
                      HENNESSY FOCUS 30 FUND (HFTFX)
                      HENNESSY CORNERSTONE VALUE FUND (HFCVX)
                      HENNESSY TOTAL RETURN FUND (HDOGX)
                      HENNESSY BALANCED FUND (HBFBX)


                             (Hennessy Funds Logo)
                          FORMULAS FOR SMART INVESTING

EACH OF THE HENNESSY FUNDS UTILIZES A TIME-TESTED STOCK SELECTION STRATEGY, INCORPORATING SOUND, PROVEN CRITERIA, SUCH AS PRICE-TO-SALES RATIO, DIVIDEND YIELD AND STOCK PRICE APPRECIATION. WE MANAGE OUR FUNDS WITH THE DISCIPLINE AND CONSISTENCY OF AN INDEX FUND, NEVER STRAYING FROM OUR PROVEN FORMULAS. THE RESULT IS THAT EMOTIONS, HUNCHES AND FADS PLAY NO PART IN OUR INVESTMENT DECISIONS. IN SHORT, WE DO NOT TRY TO OUTSMART OR TIME THE MARKET BECAUSE WE BELIEVE IT DOESN'T WORK.

OUR GOAL IS TO PROVIDE PRODUCTS THAT INVESTORS CAN HAVE CONFIDENCE IN, KNOWING THEIR MONEY IS INVESTED AS PROMISED AND MANAGED IN THEIR BEST INTEREST. THE HENNESSY FUNDS' STRATEGIES AND PERFORMANCE ARE FULLY DISCLOSED. WE FEEL IT IS CRITICAL FOR OUR CLIENTS TO UNDERSTAND THE STRATEGIES, RISKS AND COSTS OF INVESTING, AS WELL AS THE REWARDS. WITH HENNESSY, THERE ARE NEVER SURPRISES WITH OUR INVESTMENT STRATEGIES.

THE HENNESSY FUNDS PROSPECTUS

CONTENTS


Summary Information                                                           1

Detailed Descriptions of Fund Investment Objectives, Principal
Investment Strategies and Risks, Performance Information and
Expenses:

   Hennessy Cornerstone Growth Fund                                           2

   Hennessy Focus 30 Fund                                                     6

   Hennessy Cornerstone Value Fund                                           10

   Hennessy Total Return Fund                                                14

   Hennessy Balanced Fund                                                    18

Additional Investment Information                                            22

Historical Performance                                                       22

Management of the Funds                                                      26

Shareholder Information                                                      28

   Pricing of Fund Shares                                                    28

   Account Minimum Investments                                               28

   Market Timing Policy                                                      28

   Telephone Privileges                                                      29

   How to Purchase Shares                                                    29

   Automatic Investment Plan                                                 30

   Retirement Plans                                                          30

   How to Sell Shares                                                        30

   How to Exchange Shares                                                    32

   Systematic Cash Withdrawal Program                                        33

   Dividends, Distributions and Taxes                                        33

   Householding                                                              33

Financial Highlights                                                         34


 An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate and it is possible to lose money.

SUMMARY INFORMATION

This prospectus contains important information about the Hennessy Funds that you should know before you invest. The Hennessy Funds provide investment choices to satisfy a range of objectives and risk tolerance levels. The Hennessy Funds are no-load.


HENNESSY CORNERSTONE GROWTH FUND (HFCGX)


Our most aggressive fund, the Hennessy Cornerstone Growth Fund seeks long-term growth of capital. This Fund invests in 50 growth-oriented stocks selected by the Cornerstone Growth Strategy.(R) The Strategy has historically selected small-cap companies.


HENNESSY FOCUS 30 FUND (HFTFX)


The Hennessy Focus 30 Fund seeks long-term growth of capital. This Fund invests in growth-oriented stocks selected by the Focus 30 Formula.(R) The Formula selects 30 mid-cap companies, with market capitalization between $1 and $10 billion.


HENNESSY CORNERSTONE VALUE FUND (HFCVX)


The Hennessy Cornerstone Value Fund seeks total return, consisting of capital appreciation and current income. This Fund invests in 50 large, dividend-paying companies selected by the Cornerstone Value Strategy.(R)


HENNESSY TOTAL RETURN FUND (HDOGX)



The Hennessy Total Return Fund seeks total return, consisting of capital appreciation and current income. This Fund invests in the ten highest dividend-yielding Dow Jones Industrial Average1 stocks (known as the "Dogs of the Dow"), and in U.S. Treasury securities with a maturity of less than one year. Approximately 75% of the Fund's investment return is based on the return of the Dogs of the Dow stocks and approximately 25% of the Fund's investment return is based on the return of U.S. Treasury securities.



HENNESSY BALANCED FUND (HBFBX)


Our most conservative fund, the Hennessy Balanced Fund seeks a combination of capital appreciation and current income. This Fund invests 50% of its assets in the ten highest dividend-yielding Dow Jones Industrial Average1<F1> stocks (known as the "Dogs of the Dow"), but limits exposure to market risk and volatility by investing 50% of its assets in U.S. Treasury securities with a maturity of less than one year.

The following Fund summaries detail each Fund's investment objective, principal investment strategy and risks, performance information and expenses.

    AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS OR DETERMINED IF THIS PROSPECTUS IS
ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1<F1> The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or its investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

                                   SMALL-CAP
                                     BLEND


HENNESSY CORNERSTONE
GROWTH FUND (HFCGX)                      OBJECTIVE: Long-term growth of capital


INVESTMENT STRATEGY


The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R) (the "Strategy"). The Strategy has historically selected small-cap companies. From a universe of stocks with market capitalization exceeding $175 million, the Cornerstone Growth Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:


  1)  PRICE-TO-SALES RATIO BELOW 1.5

      This value criteria helps to uncover relative bargains. The Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

  2)  ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR


      While sales may be the best indicator of a company's value, the Strategy considers improvement in earnings beneficial as an indicator of a company's financial strength.


  3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

      Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.


PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation
relative to other
companies. It
is calculated by
dividing a company's
market capitalization
by its most recent
12 months of
sales.


THE MARRIAGE OF
VALUE PLUS MOMENTUM
INVESTING:

Price-to-Sales = Value

Increase in Earnings
and Stock Price = Momentum


     Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization exceeding $175 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.1<F2>


     When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Growth Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Annually the universe of stocks is re-screened using the Strategy. Stocks meeting the Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

     Through this Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.


     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Strategy.


     FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depository Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

AMERICAN DEPOSITORY RECEIPTS:
ADRs represent an
ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a
substitute for direct
ownership of the
foreign security.


1<F2> Although S&P Compustat obtains information for inclusion in, or for use in, the Compustat(R) Database from sources that S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the Compustat(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the Compustat(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat(R) Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.


PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS

1997                    31.33%
1998                     3.67%
1999                    37.72%
2000                     5.30%
2001                    12.15%
2002                    -4.71%
2003                    45.82%
2004                    16.65%
2005                    11.96%



For the period shown in the bar chart, the Fund's highest quarterly return was 32.04% for the quarter ended December 31, 1999 and the lowest quarterly return was -28.53% for the quarter ended September 30, 1998.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2005)



                                                                        Since
                                                             Five     inception
                                                 One Year    Years    (11/1/96)
                                                 --------    -----    ---------
  HENNESSY CORNERSTONE GROWTH FUND
     Return before taxes                          11.96%    15.27%      16.60%
     Return after taxes on distributions1<F3>     10.09%    13.73%      14.01%
     Return after taxes on distributions
     and sale of Fund shares1<F3>                  8.26%    12.87%      13.30%
  S&P 5002<F4>, 4<F6>                              4.91%     0.54%       8.14%
  RUSSELL 2000 INDEX3<F5>, 4<F6>                   4.55%     8.22%       9.14%


1<F3> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F4> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stocks.
3<F5> The Russell 2000 Index is a recognized small cap index of the 2,000 smallest securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.
4<F6>  Reflects no deduction for fees, expenses or taxes.

TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.

The Hennessy
Cornerstone Growth
Fund is NO-LOAD,
meaning there are no
upfront or deferred
sales charges.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Growth Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                          None
Maximum deferred sales charge (load)                                      None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                               None
Redemption fee - 90 days1<F7>
  (as a percentage of amount redeemed)                                   1.50%
Exchange fee - 90 days1<F7>
  (as a percentage of amount exchanged)                                  1.50%



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                          0.74%
Distribution and Service (12b-1) Fees                                     None
Other Expenses                                                           0.49%
                                                                         -----
     Shareholder Servicing Fees                                  0.10%
     All remaining Other Expenses                                0.39%
Total Annual Fund Operating Expenses                                     1.23%
                                                                         -----
                                                                         -----



1<F7> If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY CORNERSTONE GROWTH FUND


      One Year     Three Years     Five Years     Ten Years
        $125           $390           $676          $1,489


                                    MID-CAP
                                     BLEND


HENNESSY FOCUS 30 FUND (HFTFX)           OBJECTIVE: Long-term growth of capital


INVESTMENT STRATEGY


The Fund invests in mid-cap growth-oriented stocks by utilizing a highly disciplined, quantitative formula known as the Focus 30 Formula(R) (the "Formula"). The Formula selects companies with between $1 billion and $10 billion in market value, and excludes American Depository Receipts, or "ADRs". The Focus 30 Formula selects the 30 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:


  1)  PRICE-TO-SALES RATIO BELOW 1.5

      This value criteria helps to uncover relative bargains. The Formula uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

  2)  ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR


      While sales may be the best indicator of a company's value, the Formula considers improvement in earnings beneficial as an indicator of a company's financial strength.


  3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS.

      Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.


PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation
relative to other
companies. It
is calculated by
dividing a company's
market capitalization
by its most recent
12 months of
sales.


THE MARRIAGE OF
VALUE PLUS MOMENTUM
INVESTING:

Price-to-Sales = Value

Increase in Earnings
and Stock Price =
Momentum

   Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization between $1 and 10 billion. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.

   When the Fund began operations, it purchased 30 stocks as dictated by the Focus 30 Formula, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 3.33% of the portfolio's assets invested in each of 30 stocks. Since then, the Fund has rebalanced its portfolio annually. Annually the universe of stocks is re-screened using the Formula. Stocks meeting the Formula's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

   Through this Formula, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Formula. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.


   Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Formula as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Formula.


PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Focus 30 Fund by showing its performance from year to year and how the Fund's average annual return compares with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.



CALENDAR YEAR TOTAL RETURNS

2004                    14.10%
2005                    32.74%



For the period shown in the bar chart, the Fund's highest quarterly return was 16.13% for the quarter ended September 30, 2005 and the lowest quarterly return was -3.41% for the quarter ended September 30, 2004.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2005)



                                                                   Since
                                                                 inception
                                                   One Year      (9/17/03)
                                                   --------      ---------
  HENNESSY FOCUS 30 FUND
     Return before taxes                            32.74%         23.09%
     Return after taxes on distributions1<F8>       30.22%         22.06%
     Return after taxes on distributions
     and sale of Fund shares1<F8>                   24.54%         19.94%
     S&P 5002<F9>, 3<F10>                            4.91%         10.91%
     S&P 400 MID-CAP2<F9>, 3<F10>                   12.56%         17.39%



1<F8> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F9> The S&P 500 and the S&P 400 Mid-cap Index are widely recognized unmanaged indices of common stocks.
3<F10> Reflects no deduction for fees, expenses or taxes.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.

The Hennessy Focus
30 Fund is NO-LOAD,
meaning there are no
upfront or deferred
sales charges.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Focus 30 Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Formula, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                    None
Maximum deferred sales charge (load)                                None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                         None
Redemption fee - 90 days1<F11>
  (as a percentage of amount redeemed)                             1.50%
Exchange fee - 90 days1<F11>
  (as a percentage of amount exchanged)                            1.50%



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                    0.74%2<F12>
Distribution and Service (12b-1) Fees                               None
Distribution and Service
     Shareholder Servicing                                  0.10%
     All Remaining Other Expenses                           0.43%
Other Expenses                                                     0.53%
                                                                   -----
Total Annual Fund Operating Expenses                               1.27%
                                                                   -----
                                                                   -----



1<F11> If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.
2<F12> Management fees have been restated to reflect a reduction in the annual management fee payable by the Fund from 1.00% to 0.74%.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY FOCUS 30 FUND


           One Year     Three Years     Five Years     Ten Years
             $129           $403           $697          $1,534


                                   LARGE-CAP
                                     VALUE


HENNESSY CORNERSTONE             OBJECTIVE: Total return, consisting of capital
VALUE FUND (HFCVX)                              appreciation and current income


INVESTMENT STRATEGY

The Fund invests in large, dividend-paying companies by utilizing a highly disciplined, quantitative formula known as the Cornerstone Value Strategy(R) (the "Strategy"). The Strategy involves the identification of a universe of large, widely-held companies with strong sales and cash flow known as the Market Leaders UniverseTM ("Market Leaders"). From the universe of Market Leaders, the Cornerstone Value Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST DIVIDEND YIELD as of the date of purchase. Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation. Market Leaders are selected from domestic and foreign stocks in the Compustat(R) Database, excluding power utility companies, which meet the following criteria:

  1)  MARKET CAPITALIZATION THAT EXCEEDS THE AVERAGE OF THE DATABASE

  2)  NUMBER OF SHARES OUTSTANDING THAT EXCEEDS THE AVERAGE OF THE DATABASE

  3)  12-MONTH SALES THAT ARE 50% GREATER THAN THE AVERAGE OF THE DATABASE

  4)  CASH FLOW THAT EXCEEDS THE AVERAGE OF THE DATABASE

DIVIDEND YIELD
is calculated as the
annual dividends
paid by a company
divided by the price
of a share of their
stock.

     The stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database, excluding power utility companies. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.

     When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Value Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Annually the universe of stocks is re-screened using the Strategy. Stocks meeting the Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

     Through this Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.


     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Strategy.


     FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depository Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

AMERICAN DEPOSITORY
RECEIPTS:
ADRs represent an
ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a
substitute for direct
ownership of the
foreign security.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Value Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS

1997                    15.29%
1998                     6.59%
1999                     6.01%
2000                     8.77%
2001                     6.60%
2002                   -16.03%
2003                    28.39%
2004                    11.67%
2005                     1.91%



For the period shown in the bar chart, the Fund's highest quarterly return was 17.63% for the quarter ended June 30, 2003 and the lowest quarterly return was - 19.37% for the quarter ended September 30, 2002.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2005)



                                                                        Since
                                                               Five   inception
                                                   One Year   Years   (11/1/96)
                                                   --------   -----   ---------
  HENNESSY CORNERSTONE VALUE FUND
     Return before taxes                            1.91%     5.52%     7.00%
     Return after taxes on distributions1<F13>      1.52%     4.97%     5.58%
     Return after taxes on distributions
     and sale of Fund shares1<F13>                  1.77%     4.51%     5.20%
  S&P 5002<F14>, 4<F16>                             4.91%     0.54%     8.14%
  RUSSELL 1000 INDEX3<F15>, 4<F16>                  6.27%     1.07%     8.43%


1<F13> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F14> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
3<F15> The Russell 1000 Index is comprised of large cap U.S. stocks and is commonly used as a benchmark for U.S. large-cap funds. The funds in this index have a similar investment objective as the Cornerstone Value Fund.
4<F16>  Reflects no deduction for fees, expenses or taxes.

TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.

The Hennessy
Cornerstone Value
Fund is NO-LOAD,
meaning there are no
upfront or deferred
sales charges.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Value Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.


MEDIUM SIZED COMPANIES RISK: The Fund invests in medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies.


FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                          None
Maximum deferred sales charge (load)                                      None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                               None
Redemption fee - 90 days1<F17>
  (as a percentage of amount redeemed)                                   1.50%
Exchange fee - 90 days1<F17>
  (as a percentage of amount exchanged)                                  1.50%



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                          0.74%
Distribution and Service (12b-1) Fees                                     None
Other Expenses                                                           0.46%
                                                                         -----
     Shareholder Servicing Fee                                   0.10%
     All remaining Other Expenses                                0.36%
Total Annual Fund Operating Expenses                                     1.20%
                                                                         -----
                                                                         -----



1<F17> If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY CORNERSTONE VALUE FUND


           One Year     Three Years     Five Years     Ten Years
             $122           $381           $660          $1,455


                                    MODERATE
                                   ALLOCATION


HENNESSY TOTAL RETURN FUND (HDOGX)       OBJECTIVE: Total return, consisting of
                                        capital appreciation and current income


INVESTMENT STRATEGY


The Fund utilizes an investment strategy known as the "Dogs of the Dow," which involves purchasing the ten highest dividend-yielding stocks in the Dow Jones Industrial Average1<F18> ("DJIA"). Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation.


   The Fund invests 50% of its assets in the ten "Dogs of the Dow" stocks, in approximately equal dollar amounts, and 50% of its assets in U.S. Treasury securities with a maturity of less than one year. Then, the Fund utilizes a borrowing strategy which allows the Fund's performance to approximate what it would be if the Fund had an asset allocation of 75% Dogs of the Dow stocks and 25% U.S. Treasury securities. The Investment Company Act of 1940 permits mutual funds to borrow up to one-half of their net assets. The Fund typically will borrow money by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities. By utilizing this investment strategy, the Fund attempts to achieve total return that in the long run exceeds that of the DJIA but with lower associated risk.

   Historically, mutual funds have not used the "Dogs of the Dow" investment strategy because they would not satisfy the tax diversification requirements applicable to "regulated investment companies" under the Internal Revenue Code. By investing approximately 50% of total assets in U.S. Treasury securities, the Fund is able to satisfy these tax diversification requirements.

   On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury.

   The Fund holds its stock investments for one year, including stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally, it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the portfolio adheres to the Fund's asset allocation strategy.

   In an effort to minimize transaction costs, the Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, the Fund will not take a temporary defensive position. The Fund invests accumulated funds in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

DIVIDEND YIELD
is calculated as the
annual dividends
paid by a company
divided by the price
of a share of their
stock.

NEIL HENNESSY
was the first portfolio
manager to utilize
the "Dogs of the
Dow" in a mutual
fund format.2<F19>

   When funding redemption requests, the Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to maintain its asset allocation strategy. Again, the Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

1<F18> The Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or the Manager. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.
2<F19> "Market Matching Returns with Half the Risk" from Mutual Funds magazine, May 1996.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Total Return Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS

1999                     1.80%
2000                     6.86%
2001                    -0.25%
2002                    -8.69%
2003                    22.57%
2004                     2.34%
2005                    -0.11%



For the period shown on the bar chart, the Fund's highest total return for a quarter was 14.06% (quarter ended June 30, 2003) and the lowest total return for a quarter was -17.60% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2005)



                                                                        Since
                                                             Five     inception
                                                 One Year    Years    (7/29/98)
                                                 --------    -----    ---------
  HENNESSY TOTAL RETURN FUND
     Return before taxes                          -0.11%     2.68%      2.98%
     Return after taxes on distributions1<F20>    -0.50%     2.31%      2.36%
     Return after taxes on distributions
     and sale of Fund shares1<F20>                 0.45%     2.15%      2.22%
  S&P 5002<F21>, 4<F23>                            4.91%     0.54%      2.98%
  DOW JONES INDUSTRIAL AVERAGE3<F22>, 4<F23>       1.72%     2.01%      4.52%
  90-DAY U.S. TREASURY SECURITY4<F23>, 5<F24>      3.00%     2.21%      3.19%


1<F20> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F21> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
3<F22> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
4<F23>  Reflects no deductions for fees, expenses or taxes.
5<F24> The 90-day U.S. Treasury security most closely approximates the treasury securities held by the Fund because the Fund purchases treasury securities having a maturity of less than one year.

TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.

The Hennessy Total
Return Fund is
NO-LOAD, meaning
there are no upfront
or deferred sales
charges.

PRINCIPAL RISKS

Although a portion of the Fund's portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Total Return Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

NON-DIVERSIFICATION RISK: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the Fund's performance.

BORROWING RISK: The Fund borrows against its investments. Purchasing Treasury/Government securities with borrowed money is an investment technique that increases investment risk because if the securities purchased with borrowed money decline in value, the Fund's losses would be greater than if it had not. Also, the Fund will incur interest costs when it borrows money, which costs may exceed the investment returns it earns on the securities purchased with borrowed money.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                          None
Maximum deferred sales charge (load)                                      None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                               None
Redemption fee - 90 days1<F25>
  (as a percentage of amount redeemed)                                   1.50%
Exchange fee - 90 days1<F25>
  (as a percentage of amount exchanged)                                  1.50%



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                          0.60%
Distribution and Service (12b-1) Fees                                    0.25%
Other Expenses                                                           1.43%
                                                                         -----
     Interest Expense                                            1.05%
     All remaining Other Expenses                                0.38%
Total Annual Fund Operating Expenses                                     2.28%
                                                                         -----
                                                                         -----



1<F25> If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY TOTAL RETURN FUND


           One Year     Three Years     Five Years     Ten Years
             $231           $712          $1,220         $2,615


                                  CONSERVATIVE
                                   ALLOCATION


HENNESSY BALANCED FUND (HBFBX)              OBJECTIVE: A combination of capital
                                                appreciation and current income


INVESTMENT STRATEGY

The Fund utilizes an investment strategy known as the "Dogs of the Dow," which involves purchasing the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA"). Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation.

     The Fund invests 50% of its assets in the ten "Dogs of the Dow" stocks, in approximately equal dollar amounts, and 50% of its assets in U.S. Treasury securities with a maturity of less than one year. By utilizing this investment strategy, the Fund attempts to achieve total return that in the long run is similar to that of the DJIA but with half the risk and volatility.

     On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. Because approximately 50% of the Fund's portfolio will always consist of short-term U.S. Treasury securities, it may not perform as well in the long term as a portfolio of stocks, but will have lower volatility.

DIVIDEND YIELD
is calculated as the
annual dividends
paid by a company
divided by the price
of a share of their
stock.

NEIL HENNESSY
was the first portfolio
manager to utilize
the "Dogs of the
Dow" in a mutual
fund format.

     The Fund holds its stock investments for one year. This includes stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the Fund's portfolio will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding stocks in the DJIA in approximately equal dollar amounts.

     In an effort to minimize transaction costs, the Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, the Fund will not take a temporary defensive position. The Fund invests accumulated funds in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

     When funding redemption requests, the Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to obtain approximately 50% of the necessary proceeds from the sale of U.S. Treasury securities and 50% from the sale of stocks in proportion to their respective percentages of its total portfolio of stocks. Again, the Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Balanced Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS

1997                    13.01%
1998                     7.43%
1999                     1.55%
2000                     4.96%
2001                     0.55%
2002                    -4.55%
2003                    12.38%
2004                     0.20%
2005                    -2.08%



For the period shown on the bar chart, the Fund's highest total return for a quarter was 8.59% (quarter ended June 30, 2003) and the lowest total return for a quarter was -10.75% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2005)



                                                                        Since
                                                              Five    inception
                                                 One Year    Years     (3/8/96)
                                                 --------    -----    ---------
  HENNESSY BALANCED FUND
     Return before taxes                          -2.08%     1.14%      4.28%
     Return after taxes on distributions1<F26>    -2.45%     0.57%      3.18%
     Return after taxes on distributions
     and sale of Fund shares1<F26>                -0.98%     0.75%      3.13%
  S&P 5002<F27>, 4<F29>                            4.91%     0.54%      8.89%
  DOW JONES INDUSTRIAL AVERAGE3<F28>, 4<F29>       1.72%     2.01%      9.16%
  90-DAY U.S. TREASURY SECURITY4<F29>, 5<F30>      3.00%     2.21%      3.66%


1<F26> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F27> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
3<F28> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
4<F29>  Reflects no deductions for fees, expenses or taxes.
5<F30> The 90-day U.S. Treasury security most closely approximates the treasury securities held by the Fund because the Fund purchases treasury securities having a maturity of less than one year.

TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.

The Hennessy
Balanced Fund is
NO-LOAD, meaning
there are no upfront
or deferred sales
charges

PRINCIPAL RISKS

Although approximately 50% of the Fund's portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Balanced Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

NON-DIVERSIFICATION RISK: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the fund's performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                          None
Maximum deferred sales charge (load)                                      None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                               None
Redemption fee - 90 days1<F31>
  (as a percentage of amount redeemed)                                   1.50%
Exchange fee - 90 days1<F31>
  (as a percentage of amount exchanged)                                  1.50%



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                          0.60%
Distribution and Service (12b-1) Fees                                    0.25%
Other Expenses                                                           0.64%
                                                                         -----
Total Annual Fund Operating Expenses                                     1.49%
                                                                         -----
                                                                         -----



1<F31> If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY BALANCED FUND


           One Year     Three Years     Five Years     Ten Years
             $152           $471           $813          $1,779


ADDITIONAL INVESTMENT INFORMATION

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee. None of the Funds take temporary defensive positions. The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.

HISTORICAL PERFORMANCE
OF THE HENNESSY FUNDS' STRATEGIES & FORMULAS

The following charts compare the total return of each of the Hennessy Funds' Strategies and Formulas with the returns of their respective benchmark index for each of the last fifteen years. The Cornerstone Growth Strategy, Cornerstone Value Strategy and the Focus 30 Formula are each compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), and the Hennessy Total Return Strategy and Hennessy Balanced Strategy are each compared to the Dow Jones Industrial Average. For the Hennessy Funds, the performance is that of a hypothetical portfolio managed in accordance with the dictates of the Cornerstone Growth Strategy, Cornerstone Value Strategy, Focus 30 Formula, Hennessy Total Return Strategy and Hennessy Balanced Strategy for the historical periods indicated and the actual performance of the Funds since their inception.


     The hypothetical returns have been developed and tested by the Manager, but have not been verified by any third party and are unaudited. The performance information is based on data supplied by the Manager or from statistical services, reports or other sources which the Manager believes are reliable.


     Actual performance of each Fund may differ from the performance of the hypothetical portfolio for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between annual rebalancing due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Fund, Hennessy Advisors, Inc. may make limited modifications to the Strategy or Formula as necessary to comply with federal tax laws; the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the Fund. The performance of the hypothetical portfolios would have been lower if the fees, commission costs and expenses had been deducted. The actual performance shown (since inception) is net of fees and expenses.

     For the hypothetical portfolios, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstance that would cause deviation from the Strategies and Formulas in managing the Funds. The returns set forth below reflect reinvestment of dividends and other earnings. All returns shown reflect reinvestment of dividends and other earnings. Past performance, hypothetical or actual, does not guarantee future results. Average annual return represents the annual rate, which, if earned each year in a multiple year period, would produce the cumulative rate of return over that period.

HENNESSY CORNERSTONE GROWTH FUND


             1991   1992    1993  1994    1995    1996    1997   1998    1999   2000    2001   2002*   2003*   2004*  2005*  Total
                                                                                               <F32>   <F32>   <F32>  <F32>
             ----   ----    ----  ----    ----    ----    ----   ----    ----   ----    ----   -----   -----   -----  -----  -----
CORNERSTONE
     GROWTH 52.27% 31.29%  19.73% -7.13% 22.36%  27.02%  31.33%  3.67%  37.72%  5.30%  12.15%  -4.71%  45.82% 16.65% 11.96% 305.43%
    S&P 500
      INDEX 30.55%  7.67%  9.99%   1.31% 37.43%  23.07%  33.36% 28.58%  21.04% -9.10% -11.89% -22.10%  28.68% 10.88%  4.91% 194.38%



Year            Cornerstone Growth         S&P 500 Index
----            ------------------         -------------
1990                $10,000.00               $10,000.00
1991                $15,227.00               $13,055.00
1992                $19,991.53               $14,056.32
1993                $23,935.86               $15,460.54
1994                $22,229.23               $15,663.08
1995                $27,199.69               $21,525.77
1996                $34,549.04               $26,491.76
1997                $45,373.26               $35,329.41
1998                $47,038.45               $45,426.56
1999                $64,781.36               $54,984.31
2000                $68,214.77               $49,980.74
2001                $76,502.87               $44,038.03
2002                $72,899.58               $34,305.62
2003               $106,302.17               $44,144.48
2004               $124,001.48               $48,947.40
2005               $138,832.06               $51,350.71


STANDARD DEVIATION


 Cornerstone Growth    S&P 500 Index
 ------------------    -------------
       16.93%              17.43%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


                         1 YEAR      3 YEAR     5 YEAR     10 YEAR     15 YEAR
                         ------      ------     ------     -------     -------
Cornerstone Growth       11.96%      23.95%     15.27%     17.70%       19.17%
S&P 500 Index             4.91%      14.39%      0.54%      9.08%       11.52%


HENNESSY FOCUS 30 FUND


             1991   1992    1993  1994    1995    1996    1997   1998    1999   2000    2001    2002    2003   2004*  2005*  Total
                                                                                                               <F32>  <F32>
             ----   ----    ----  ----    ----    ----    ----   ----    ----   ----    ----    ----    ----   -----  -----  -----
 FOCUS 30
     FUND   40.85% 16.29%  12.17% -4.03% 23.94%  20.10%  55.32% 22.72%  4.44%  18.20%  6.01%   7.89%   37.83% 14.10% 32.74% 308.60%
  S&P 500
    INDEX   30.55%  7.67%  9.99%   1.31% 37.43%  23.07%  33.36% 28.58%  21.04% -9.10% -11.89% -22.10%  28.68% 10.88%  4.91% 194.38%



Year              Focus 30 Fund            S&P 500 Index
----              -------------            -------------
1990                $10,000.00               $10,000.00
1991                $14,085.36               $13,055.00
1992                $16,379.64               $14,056.32
1993                $18,373.70               $15,460.54
1994                $17,634.09               $15,663.08
1995                $21,855.53               $21,525.77
1996                $26,249.53               $26,491.76
1997                $40,769.93               $35,329.41
1998                $50,034.68               $45,426.56
1999                $52,257.83               $54,984.31
2000                $61,770.29               $49,980.74
2001                $65,485.57               $44,038.03
2002                $70,651.38               $34,305.62
2003                $97,381.75               $44,144.48
2004               $111,112.57               $48,947.40
2005               $147,490.83               $51,350.71


STANDARD DEVIATION


   Focus 30 Fund       S&P 500 Index
   -------------       -------------
       15.18%              17.43%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


                         1 Year      3 Year     5 Year     10 Year     15 Year
                         ------      ------     ------     -------     -------
Focus 30 Fund            32.74%      27.81%     19.01%     21.04%       19.65%
S&P 500 Index             4.91%      14.39%      0.54%      9.08%       11.52%


*<F32>  Actual returns of Fund, net of fees and expenses

HENNESSY CORNERSTONE VALUE FUND


             1991   1992    1993  1994    1995    1996   1997*   1998*  1999*   2000*  2001*   2002*   2003*   2004*  2005*  Total
                                                         <F33>   <F33>  <F33>   <F33>  <F33>   <F33>   <F33>   <F33>  <F33>
             ----   ----    ----  ----    ----    ----   -----   -----  -----   -----  -----   -----   -----   -----  -----  -----
CORNERSTONE
      VALUE 38.15% 13.21%  21.70% 3.96%  34.24%  19.01%  15.29%  6.59%  6.01%   8.77%  6.60%  -16.03%  28.39% 11.67%  1.91% 199.47%
    S&P 500
      INDEX 30.55%  7.67%  9.99%  1.31%  37.43%  23.07%  33.36% 28.58%  21.04% -9.10% -11.89% -22.10%  28.68% 10.88%  4.91% 194.38%



Year            Cornerstone Value          S&P 500 Index
----            -----------------          -------------
1990                $10,000.00               $10,000.00
1991                $13,815.00               $13,055.00
1992                $15,639.96               $14,056.32
1993                $19,033.83               $15,460.54
1994                $19,787.57               $15,663.08
1995                $26,562.84               $21,525.77
1996                $31,612.43               $26,491.76
1997                $36,445.97               $35,329.41
1998                $38,847.76               $45,426.56
1999                $41,182.51               $54,984.31
2000                $44,794.22               $49,980.74
2001                $47,750.64               $44,038.03
2002                $40,096.21               $34,305.62
2003                $51,479.53               $44,144.48
2004                $57,487.19               $48,947.40
2005                $58,585.19               $51,350.71


STANDARD DEVIATION


    Cornerstone Value            S&P 500 Index
    -----------------            -------------
         13.25%                      17.43%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


                         1 Year      3 Year     5 Year     10 Year     15 Year
                         ------      ------     ------     -------     -------
Cornerstone Value         1.91%      13.47%     5.51%       8.23%       12.51%
S&P 500 Index             4.91%      14.39%     0.54%       9.08%       11.52%


HENNESSY TOTAL RETURN FUND


             1991   1992    1993  1994    1995    1996    1997   1998   1999*   2000*  2001*   2002*   2003*   2004*  2005*  Total
                                                                        <F33>   <F33>  <F33>   <F33>   <F33>   <F33>  <F33>
             ----   ----    ----  ----    ----    ----    ----   ----   -----   -----  -----   -----   -----   -----  -----  -----
TOTAL RETURN
       FUND 30.71%  6.66%  21.11% 4.02%  28.78%  22.06%  17.57%  9.20%   1.80%   6.86% -0.25%  -8.69%  22.57%  2.34% -0.11% 164.63%
 DJIA INDEX 23.93%  7.34%  16.72% 4.95%  36.48%  28.57%  24.90% 18.13%  27.21%  -4.85% -4.35% -15.98%  28.28%  5.31%  1.72% 198.36%
90-DAY U.S.
   TREASURY
   SECURITY  5.75%  3.62%   3.09% 4.24%   5.75%   5.25%   5.25%  5.06%   4.74%   5.96%  4.09%   1.70%   1.07%  1.24%  3.00%  59.82%



Year      Total Return Fund      90-Day U.S. Treasury Security     DJIA Index
----      -----------------      -----------------------------     ----------
1990         $10,000.00                   $10,000.00               $10,000.00
1991         $13,071.00                   $10,575.24               $12,393.00
1992         $13,941.53                   $10,958.14               $13,302.65
1993         $16,884.59                   $11,296.56               $15,526.85
1994         $17,563.35                   $11,775.67               $16,295.43
1995         $22,618.08                   $12,453.33               $22,240.00
1996         $27,607.62                   $13,107.34               $28,593.97
1997         $32,458.28                   $13,795.31               $35,713.87
1998         $35,444.45                   $14,493.67               $42,188.79
1999         $36,082.45                   $15,180.27               $53,668.36
2000         $38,557.70                   $16,084.63               $51,065.44
2001         $38,461.31                   $16,742.24               $48,844.10
2002         $35,119.02                   $17,027.38               $41,038.81
2003         $43,045.38                   $17,210.33               $52,644.59
2004         $44,052.64                   $17,423.63               $55,440.01
2005         $44,004.19                   $17,946.29               $56,393.58


STANDARD DEVIATION


  Total Return Fund      DJIA Index     90-Day U.S. Treasury Security
  -----------------      ----------     -----------------------------
        11.52%             14.77%                   1.60%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


                         1 year      3 year     5 year     10 year     15 year
                         ------      ------     ------     -------     -------
Total Return Fund        -0.11%       7.81%      2.68%      6.88%       10.38%
DJIA Index                1.72%      11.18%      2.01%      9.75%       12.22%
90-Day U.S.
  Treasury Security       3.00%       1.77%      2.21%      3.72%        3.98%


*<F33>  Actual returns of Fund, net of fees and expenses

HENNESSY BALANCED FUND


             1991   1992    1993  1994    1995    1996   1997*   1998*  1999*   2000*  2001*   2002*   2003*   2004*  2005*  Total
             ----   ----    ----  ----    ----    ----   -----   -----  -----   -----  -----   -----   -----   -----  -----  -----
                                                         <F34>   <F34>  <F34>   <F34>  <F34>   <F34>   <F34>   <F34>  <F34>
   BALANCED
       FUND 23.05%  5.71%  15.44% 3.85%  20.45%  16.54%  13.01%  7.43%  1.55%   4.96%  0.55%   -4.55%  12.38%  0.20% -2.08% 118.49%
       DJIA
      INDEX 23.93%  7.34%  16.72% 4.95%  36.48%  28.57%  24.90% 18.13%  27.21% -4.85% -4.35%  -15.98%  28.28%  5.31%  1.72% 198.36%
90-DAY U.S.
   TREASURY
   SECURITY  5.75%  3.62%   3.09% 4.24%   5.75%   5.25%   5.25%  5.06%   4.74%  5.96%  4.09%    1.70%   1.07%  1.24%  3.00%  59.82%



Year       Balanced Fund      90-Day U.S. Treasury Security        DJIA Index
----       -------------      -----------------------------        ----------
1990        $10,000.00                  $10,000.00                 $10,000.00
1991        $12,305.00                  $10,575.24                 $12,393.00
1992        $13,007.62                  $10,958.14                 $13,302.65
1993        $15,015.99                  $11,296.56                 $15,526.85
1994        $15,594.11                  $11,775.67                 $16,295.43
1995        $18,783.10                  $12,453.33                 $22,240.00
1996        $21,889.83                  $13,107.34                 $28,593.97
1997        $24,737.69                  $13,795.31                 $35,713.87
1998        $26,575.70                  $14,493.67                 $42,188.79
1999        $26,987.63                  $15,180.27                 $53,668.36
2000        $28,326.21                  $16,084.63                 $51,065.44
2001        $28,482.01                  $16,742.24                 $48,844.10
2002        $27,186.08                  $17,027.38                 $41,038.81
2003        $30,551.71                  $17,210.33                 $52,644.59
2004        $30,612.82                  $17,423.63                 $55,440.01
2005        $29,976.07                  $17,946.29                 $56,393.58


STANDARD DEVIATION


   Balanced Fund         DJIA Index          90-Day U.S. Treasury Security
   -------------         ----------          -----------------------------
       8.18%               14.77%                        1.60%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


                         1 Year      3 Year     5 Year     10 Year     15 Year
                         ------      ------     ------     -------     -------
Balanced Fund            -2.08%       3.31%      1.14%      4.79%        7.59%
DJIA Index                1.72%      11.18%      2.01%      9.75%       12.22%
90-Day U.S.
  Treasury Security       3.00%       1.77%      2.21%      3.72%        3.98%


*<F34>  Actual returns of Fund, net of fees and expenses

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR


Hennessy Advisors, Inc. is the investment manager of each of the Hennessy Funds. The Manager's address is 7250 Redwood Blvd., Suite 200, Novato, CA 94945.


     The Manager has been providing investment advisory services since 1989. The Manager furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds.

     Neil J. Hennessy is primarily responsible for day-to-day management of the portfolio of each Fund and for developing and executing each Fund's investment program. Mr. Hennessy is committed to the Strategy Indexing(R) and formula-based investing programs utilized by the Funds. Mr. Hennessy has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989.


     The Statement of Additional Information for the Hennessy Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Hennessy Funds.



MANAGEMENT FEE



For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. As of the fiscal year ended October 31, 2005, the Funds paid advisory fees as follows:



         FUND                                    ADVISORY FEE
         ----                                    ------------
  Hennessy Cornerstone Growth Fund                  0.74%
  Hennessy Focus 30 Fund                            0.74%
  Hennessy Cornerstone Value Fund                   0.74%
  Hennessy Total Return Fund                        0.60%
  Hennessy Balanced Fund                            0.60%



     A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Manager is available in the semi-annual report of the Hennessy Funds to shareholders for the most recent period ended April 30.



DISTRIBUTION FEE


The Hennessy Total Return Fund and Hennessy Balanced Fund have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows these two Funds to use up to 0.25% of their average daily net assets to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICING AGREEMENT



The Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund have entered into a Shareholder Servicing Agreement with the Manager. The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:


     o maintaining an "800" number that current shareholders may call to ask questions about the Funds or their accounts with the Funds;

     o  assisting shareholders in processing exchange and redemption requests;

     o assisting shareholders in changing dividend options, account designations and addresses;

     o  responding generally to questions of shareholders; and

     o  providing such other similar services as the Funds may request.


     For such services, the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund each pays an annual service fee to the Manager equal to 0.10% of its average daily net assets.


SHAREHOLDER INFORMATION


PRICING OF FUND SHARES


The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value ("NAV"). This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. The NAV of each Fund's shares is normally determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost.


     If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.


     Each Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the "Transfer Agent") prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds' corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

      FOR QUESTIONS PLEASE CALL

         THE HENNESSY FUNDS
         1-800-966-4354 or
         1-415-899-1555
         10 A.M. - 7 P.M. Eastern Time
         7 A.M. - 4 P.M. Pacific Time

         US BANK, TRANSFER AGENT FOR THE FUNDS
         1-800-261-6950 or
         1-414-765-4124
         9 A.M. - 8 P.M. Eastern Time
         6 A.M. - 5 P.M. Pacific Time


ACCOUNT MINIMUM INVESTMENTS


The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts ("IRA"). For corporate sponsored retirement plans, there is no minimum initial investment. There is a $100 subsequent investment requirement for all of the Funds. A $100 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds. The Funds may waive the minimum investment requirements from time to time.


MARKET TIMING POLICY


Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Funds by:

     o Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of shares of the Funds.


     o Imposing a 1.50% redemption fee on redemptions and exchanges that occur within 90 days of the share purchase.



     The redemption fee applies to all investors except shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. Except for shares held by the aforementioned retirement plans, the redemption fee applies to shares held in omnibus accounts at intermediaries, such as broker-dealers and third party administrators. The Funds rely on these intermediaries to determine when a redemption occurs within 90 days of purchase. The right to reject a purchase order applies to any order, including an order placed from an omnibus account. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.



TELEPHONE PRIVILEGES



The Hennessy Funds offer the ability to redeem or exchange shares or purchase additional shares via telephone. If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application. Otherwise, the telephone privileges will be available on your account.



HOW TO PURCHASE SHARES


You may purchase shares of the Funds by check or wire. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. In addition, cashiers checks in the amounts of less than $10,000 will not be accepted. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

     The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares. Shares of the Funds have not been registered for sale outside of the United States. The Funds reserve the right to reject any purchase in whole or in part.


     In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Hennessy Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Hennessy Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.


HOW DO I PURCHASE SHARES BY CHECK?


If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it with a check, made payable to "Hennessy Funds," to:


FOR REGULAR MAIL DELIVERY:              FOR OVERNIGHT DELIVERY:
Hennessy Funds                          Hennessy Funds
c/o U.S. Bancorp Fund Services          c/o U.S. Bancorp Fund Services
P.O. Box 701                            615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701                Milwaukee, WI 53202-5207

     Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.


     The Transfer Agent will charge a $25.00 fee against a shareholder's account in addition to any loss sustained by the Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.


HOW DO I PURCHASE SHARES BY WIRE?


A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above prior to wiring funds. If you are making an initial investment in a Fund, please contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing. Wired funds received after that time will be processed the following day with the following day's pricing. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.



     All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Funds.


     To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

HENNESSY FUNDS
c/o U.S. Bank, N.A.             Credit: U.S. Bancorp Fund Services LLC
777 E. Wisconsin Ave.           Account Number: 112-952-137
Milwaukee, WI 53202             Further Credit: Mutual fund name, shareholder
ABA# 075000022                  name and account number


CAN I PURCHASE SHARES THROUGH
BROKER-DEALERS?


You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or its agent) holds your shares in an omnibus account in the broker's (or its agent's) name, and the broker (or its agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.


     To inquire about an agreement, broker-dealers should call the Funds at 1-800-966-4354 or 1-415-899-1555.



TELEPHONE PURCHASE



You may purchase additional shares of the Hennessy Funds by calling 1-800-261-6950 or 1-414-765-4124. Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If your order is received prior to the close of trading on the NYSE, your shares will be purchased at the net asset value calculated on that date.



AUTOMATIC INVESTMENT PLAN


For your convenience, each Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder's bank account to the shareholder's Fund account on a systematic schedule (e.g., monthly, bimonthly, quarterly or annually) that the shareholder selects. After your initial investment in a Fund, you may authorize that Fund to withdraw any amount over $100.

     If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Fund at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at www.hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or 1-414-765-4124 or in written form five days prior to the effective date.


RETIREMENT PLANS


You may invest in the Funds under the following retirement plans:

     o  Coverdell Education Savings Account;

     o  Traditional IRA;

     o  Roth IRA;

     o  SEP-IRA for sole proprietors, partnerships and corporations; or

     o Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

     The Hennessy Funds recommend that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The current annual fee for an IRA is $15 and is outlined in our Individual Retirement Account Disclosure Statement and Custodial Account Agreement.


HOW TO SELL SHARES



You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly through the Funds or through your investment representative. Redemptions that are received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day.


HOW DO I SELL SHARES BY MAIL?


You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in "good order," the Fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of Fund shares or the dollar value of Fund shares to be redeemed; (iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vi) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail or by wire to the bank account that you have designated on your Account Application. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the following section "When are signature guarantees required?"


HOW DO I SELL SHARES BY TELEPHONE?


Unless you have declined telephone privileges on your account, you may redeem all or some of your shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M.
Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Redemption requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.


     When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

     Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders.

     You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How Do I Purchase Shares by Check?" above. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the Fund account, the account number and the name of the Fund.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?


To protect the Funds and their shareholders, a signature guarantee is required in the following situations:



     o  The redemption request includes a change of address;



     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered;



     o The redemption proceeds are to be sent to an address other than the address of record;



     o  Automated bank information is added or deleted on an account;



     o  Account ownership is changed;



     o  The redemption request is over $100,000; or



     o  The redemption request includes certificated shares.


     Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.


     The Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below) and family members of the foregoing.


WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?


Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.



     If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2-3 business days.


     Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If any Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

WHEN WILL I PAY A REDEMPTION FEE?


Each Fund will assess a 1.50% fee on redemptions and exchanges of Fund shares purchased and held for less than 90 days. This fee will be paid to the Fund to help offset transactions costs. In determining the 90-day holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than 90 days, the fee will be assessed. This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts.


CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?

The Funds may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.


HOW TO EXCHANGE SHARES



You may exchange shares of any Hennessy Fund for shares of any other Hennessy Fund any day the Funds and the NYSE are open for business. Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Please keep in mind each Fund's minimum investment of $2,500 when determining the number of shares you want to exchange.


     You may also exchange shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with the Hennessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account. Contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.


     The Funds reserve the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders. Exchanges of Fund shares purchased and held for less than 90 days will be assessed a 1.50% fee (see "When Will I Pay a Redemption Fee" in the "How To Sell Shares" section above for more details). You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?


Unless you have declined telephone privileges on your Account Application, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 4:00 P.M. Eastern time/1:00 P.M. Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures, which are listed below under "How Do I Sell Shares by Telephoneo". Telephone requests for exchanges will not be accepted with respect to shares represented by certificates.



SYSTEMATIC CASH WITHDRAWAL PROGRAM



As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you a check, or you may have the proceeds sent directly to your designated bank account via electronic funds transfer through the Automated Clearing House
(ACH) network. The minimum payment amount is $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment.


     A withdrawal involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.


DIVIDENDS, DISTRIBUTIONS & TAXES


The Hennessy Cornerstone Growth, Focus 30 and Cornerstone Value Funds will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year. The Hennessy Total Return and Balanced Funds will make distributions of dividends and net investment income quarterly, usually in March, June, September and December, and will make distributions of capital gains annually, usually in November and December of each year.

     You have three distribution options:

     o Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o Cash Dividend Option - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

     o All Cash Option - Both dividend and capital gains distributions will be paid in cash.

     If you elect to receive distributions and or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current NAV of the applicable fund, and to reinvest all subsequent distributions.

     You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950 or 1-414-765-4124.

     Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

     If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


HOUSEHOLDING


To help keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

FINANCIAL HIGHLIGHTS


The following tables are intended to help you understand the financial performance of the Cornerstone Growth, Focus 30, Cornerstone Value, Total Return and Balanced Funds for the periods shown below. Certain information reflects financial results for a single Fund share. The "Total Return" figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by KPMG LLP, an independent registered public accounting firm. Their report and the Funds' financial statements are included in the Annual Report, which is available upon request.



     The Focus 30 Fund commenced operations on September 17, 2003 when it acquired the assets of, and assumed the liabilities of, the SYM Fund. The information presented prior to September 17, 2003 for the Focus 30 Fund is intended to help you understand the financial performance of the SYM Fund. However, the total returns of the SYM Fund are not relevant to investors in the Focus 30 Fund because the SYM Fund did not utilize the Focus 30 Formula. Information for the nine months ended September 30, 2003 and years ended September 30, 2004 and 2005 has been audited by KPMG LLP, an independent registered public accounting firm. Their report and the financial statements for the Focus 30 Fund are included in the Annual Report, which is available upon request.


HENNESSY CORNERSTONE GROWTH FUND


                                                  Year Ended  Period Ended
                                                 October 31,   October 31,                 YEAR ENDED SEPTEMBER 30
                                                     2005        20041,2        2004          2003          2002         2001
                                                               <F35><F36>
                                                     ----        -------        ----          ----          ----         ----
PER SHARE DATA:
Net asset value, beginning of period                $19.38       $19.08        $17.23        $13.55        $13.98       $19.48
                                                    ------       ------        ------        ------        ------       ------
   Income from investment operations:
       Net investment income3<F37>                   (0.14)       (0.02)        (0.13)        (0.07)        (0.07)       (0.09)
       Net realized and unrealized
         gains on securities                          4.13         0.32          1.98          4.23          0.67        (1.91)
                                                    ------       ------        ------        ------        ------       ------
           Total from investment operations           3.99         0.30          1.85          4.16          0.60        (2.00)
                                                    ------       ------        ------        ------        ------       ------
   Less Distributions:
       Dividends from net investment income             --           --            --            --            --           --
       Dividends from realized gains                 (3.88)          --            --         (0.48)        (1.03)       (3.50)
                                                    ------       ------        ------        ------        ------       ------
           Total distributions                       (3.88)          --            --         (0.48)        (1.03)       (3.50)
                                                    ------       ------        ------        ------        ------       ------
   Redemption fees retained4<F38>                       --           --            --            --            --           --
   Net asset value, end of period                   $19.49       $19.38        $19.08        $17.23        $13.55       $13.98
                                                    ------       ------        ------        ------        ------       ------
                                                    ------       ------        ------        ------        ------       ------
TOTAL RETURN                                         23.17%        1.57%        10.74%        31.67%         4.47%      (10.95%)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)           $1,071.8       $869.0        $866.0        $752.0        $342.4       $155.5
   Ratio of expenses to average net assets            1.23%        1.25%         1.25%         1.27%         1.10%        1.11%
   Ratio of net investment income
     to average net assets                           (0.78%)      (1.08%)       (0.68%)       (0.60%)       (0.73%)      (0.60%)
   Portfolio turnover rate                           88.98%        0.00%       106.97%        74.80%        70.33%      103.33%



 1<F35> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
 2<F36> All ratios for the period have been annualized, except portfolio turnover and total return.
 3<F37> Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.
 4<F38>   Amount is less than $0.01.


HENNESSY FOCUS 30 FUND1<F40>


                                                  Year Ended  Period Ended
                                                 October 31,   October 31,   Year Ended     1/1/03 -     Year Ended 1/2/01*<F39> -
                                                     2005        20042,3       9/30/04      9/30/031      12/31/02     12/31/01
                                                               <F41><F42>                        <F40>
                                                     ----        -------       -------      --------      --------     --------
PER SHARE DATA:
Net asset value, beginning of period                 $8.67        $8.78         $7.72         $6.63         $9.27       $10.00
                                                    ------       ------        ------        ------        ------       ------
   Income from investment operations:
       Net investment income                         (0.04)       (0.01)        (0.08)        (0.03)        (0.02)       (0.02)
       Net realized and unrealized
         gains on securities                          3.58        (0.10)         1.14          1.12         (2.62)       (0.71)
                                                    ------       ------        ------        ------        ------       ------
           Total from investment operations           3.54        (0.11)         1.06          1.09         (2.64)       (0.73)
                                                    ------       ------        ------        ------        ------       ------
   Less Distributions:
       Dividends from net investment income             --           --            --            --            --           --
       Dividends from realized gains                    --           --            --            --            --           --
                                                    ------       ------        ------        ------        ------       ------
           Total distributions                          --           --            --            --            --           --
                                                    ------       ------        ------        ------        ------       ------
   Redemption fees retained4<F43>                       --           --            --            --            --           --
   Net asset value, end of period                   $12.21        $8.67         $8.78         $7.72         $6.63        $9.27
                                                    ------       ------        ------        ------        ------       ------
                                                    ------       ------        ------        ------        ------       ------
TOTAL RETURN                                         40.83%       (1.25%)       13.73%        16.44%       (28.48%)      (7.30%)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)             $125.3        $50.4         $51.1         $33.3         $28.5        $43.2
   Ratio of expenses to average net assets:
       Before expense reimbursement                   1.35%        1.45%         1.41%         1.59%         1.54%        1.80%
       After expense reimbursement                    1.35%5       1.45%5        1.41%5        1.49%5        1.50%        1.50%
                                                         <F44>        <F44>         <F44>         <F44>
   Ratio of net investment income
     to average net assets:
       Before expense reimbursement                  (0.60%)      (1.33%)       (0.92%)       (0.67%)       (0.24%)      (0.62%)
       After expense reimbursement                   (0.60%)      (1.33%)       (0.92%)       (0.57%)       (0.20%)      (0.32%)
   Portfolio turnover rate                          155.26%        0.00%       113.13%       356.77%       291.00%      210.00%


HENNESSY CORNERSTONE VALUE FUND


                                                  Year Ended  Period Ended
                                                 October 31,   October 31,                 YEAR ENDED SEPTEMBER 30
                                                     2005        20042,3        2004          2003          2002         2001
                                                               <F41><F42>
                                                     ----        -------        ----          ----          ----         ----
PER SHARE DATA:
Net asset value, beginning of period                $12.48       $12.37        $10.51         $8.95        $10.91       $10.29
                                                    ------       ------        ------        ------        ------       ------
   Income from investment operations:
       Net investment income                          0.30         0.02          0.316<F45>    0.21          0.25         0.24
       Net realized and unrealized
         gains on securities                          0.41         0.09          1.76          1.55         (1.95)        0.52
                                                    ------       ------        ------        ------        ------       ------
           Total from investment operations           0.71         0.11          2.07          1.76         (1.70)        0.76
                                                    ------       ------        ------        ------        ------       ------
   Less Distributions:
       Dividends from net investment income          (0.24)          --         (0.21)        (0.20)        (0.26)       (0.14)
       Dividends from realized gains                    --           --            --            --            --           --
                                                    ------       ------        ------        ------        ------       ------
           Total distributions                       (0.24)          --         (0.21)        (0.20)        (0.26)       (0.14)
                                                    ------       ------        ------        ------        ------       ------
   Redemption fees retained4<F43>                       --           --            --            --            --           --
   Net asset value, end of period                   $12.95       $12.48        $12.37        $10.51         $8.95       $10.91
                                                    ------       ------        ------        ------        ------       ------
                                                    ------       ------        ------        ------        ------       ------
TOTAL RETURN                                          5.69%        0.89%        19.83%        19.88%       (16.05%)       7.38%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)             $183.8       $195.6        $194.5         $20.3         $15.8        $20.4
   Ratio of expenses to average net assets            1.20%        1.18%         1.18%         1.51%         1.43%        1.74%
   Ratio of net investment income
     to average net assets                            2.19%        1.70%         2.56%         2.10%         2.12%        2.12%
   Portfolio turnover rate                           32.22%        0.00%         8.20%        57.29%        76.93%       78.01%



*<F39>    Commencement of operations.
1<F40> The financial highlights set forth herein include the historical financial highlights of the SYM Select Growth Fund. The assets of the SYM Select Growth Fund were acquired by the Hennessy Focus 30 Fund on September 17, 2003. At the time of the merger the Adviser also changed from SYM Financial Corporation to Hennessy Advisors, Inc. Effective September 30, 2003 the Fund changed it's fiscal year end to September from December.
2<F41> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
3<F42> All ratios for the period have been annualized, except portfolio turnover and total return.
4<F43>    Amount is less than $0.01.
5<F44> On September 17, 2003 the Hennessy Focus 30 Fund instituted an expense cap of 1.45% of the average daily net assets of the Focus 30 Fund until such contractual limitation is terminated by the Board of Directors of the Hennessy Mutual Funds, Inc.
6<F45>    Calculated using average shares outstanding during period.


HENNESSY TOTAL RETURN FUND


                                                  Year Ended  Period Ended
                                                 October 31,   October 31,                   YEAR ENDED JUNE 30
                                                     2005        20041,2        2004          2003          2002         2001
                                                               <F46><F47>
                                                     ----        -------        ----          ----          ----         ----
PER SHARE DATA:
Net asset value, beginning of period                $10.40       $10.62         $9.65         $9.78        $10.49        $8.62
                                                    ------       ------        ------        ------        ------       ------
   Income from investment operations:
       Net investment income                          0.23         0.07          0.173<F48>    0.12          0.11         0.24
       Net realized and unrealized
         gains on securities                          0.17        (0.24)         0.92         (0.13)        (0.71)        1.87
                                                    ------       ------        ------        ------        ------       ------
           Total from investment operations           0.40        (0.17)         1.09         (0.01)        (0.60)        2.11
                                                    ------       ------        ------        ------        ------       ------
   Less Distributions:
       Dividends from net investment income          (0.23)       (0.05)        (0.10)        (0.12)        (0.11)       (0.24)
       Dividends from realized gains                    --           --            --            --            --           --
   Return of capital                                    --           --         (0.02)           --            --           --
                                                    ------       ------        ------        ------        ------       ------
           Total distributions                       (0.23)       (0.05)        (0.12)        (0.12)        (0.11)       (0.24)
                                                    ------       ------        ------        ------        ------       ------
   Redemption fees retained4<F49>                       --           --            --            --            --           --
   Net asset value, end of period                   $10.57       $10.40        $10.62         $9.65         $9.78       $10.49
                                                    ------       ------        ------        ------        ------       ------
                                                    ------       ------        ------        ------        ------       ------
TOTAL RETURN                                          3.83%       (1.61%)       11.36%        (0.04%)       (5.73%)      24.66%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)              $86.7        $91.9         $97.0          $6.0          $3.5         $3.1
   Ratio of net expenses to average
     net assets excluding interest expense:
       Before expense reimbursement                   1.23%        1.20%         1.27%         2.12%         4.35%        4.54%
       After expense reimbursement                    1.23%5       1.20%5        1.27%5        1.95%6        1.71%6       1.20%6
                                                         <F50>        <F50>         <F50>         <F51>         <F51>        <F51>
   Ratio of net expenses to average
     net assets including interest expense:
       Before expense reimbursement                   2.28%        1.78%         1.66%         2.50%         4.97%        6.06%
       After expense reimbursement                    2.28%        1.78%         1.66%         2.33%         2.33%        2.72%
   Ratio of interest expenses
     to average net assets                            1.05%        0.58%         0.39%         0.38%         0.62%        1.52%
   Ratio of net investment income
     to average net assets:
       Before expense reimbursement                   2.07%        1.85%         1.55%         1.25%        (1.58%)      (1.06%)
       After expense reimbursement                    2.07%        1.85%         1.55%         1.42%         1.06%        2.28%
   Portfolio turnover rate                           25.70%        0.30%         8.37%        17.60%        34.76%       48.80%


HENNESSY BALANCED FUND


                                                  Year Ended  Period Ended
                                                 October 31,   October 31,                   YEAR ENDED JUNE 30
                                                     2005        20041,2        2004          2003          2002         2001
                                                               <F46><F47>
                                                     ----        -------        ----          ----          ----         ----
PER SHARE DATA:
Net asset value, beginning of period                $10.62       $10.85        $10.44        $10.62        $11.50       $10.37
                                                    ------       ------        ------        ------        ------       ------
   Income from investment operations:
       Net investment income                          0.18         0.04          0.11          0.14          0.15         0.27
       Net realized and unrealized
         gains on securities                         (0.07)       (0.24)         0.50         (0.12)        (0.50)        1.25
                                                    ------       ------        ------        ------        ------       ------
           Total from investment operations           0.11        (0.20)         0.61          0.02         (0.35)        1.52
                                                    ------       ------        ------        ------        ------       ------
   Less Distributions:
       Dividends from net investment income          (0.17)       (0.03)        (0.12)        (0.14)        (0.15)       (0.27)
       Dividends from realized gains                    --           --         (0.06)        (0.06)        (0.38)       (0.12)
   Return of capital                                    --           --         (0.02)           --            --           --
                                                    ------       ------        ------        ------        ------       ------
           Total distributions                       (0.17)       (0.03)        (0.20)        (0.20)        (0.53)       (0.39)
                                                    ------       ------        ------        ------        ------       ------
   Redemption fees retained4<F49>                       --           --            --            --            --           --
   Net asset value, end of period                   $10.56       $10.62        $10.85        $10.44        $10.62       $11.50
                                                    ------       ------        ------        ------        ------       ------
                                                    ------       ------        ------        ------        ------       ------
TOTAL RETURN                                          1.13%       (1.86%)        5.81%         0.24%        (3.12%)      14.85%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)              $19.3        $21.8         $23.4         $16.1         $15.3        $15.2
   Ratio of net expenses to average net assets        1.49%        1.41%         1.41%         1.50%         1.84%        1.87%
   Ratio of net investment income
     to average net assets                            1.58%        1.12%         1.01%         1.40%         1.33%        2.39%
   Portfolio turnover rate                           21.31%        8.55%        45.17%        21.79%        45.95%       46.91%



1<F46> For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.
2<F47> All ratios for the period have been annualized, except portfolio turnover and total return.
3<F48>  Calculated using average shares outstanding during period.
4<F49>  Amount is less than $0.01.
5<F50> On February 27, 2004, the Hennessy Total Return Fund instituted an expense cap of 1.35% of the average daily net assets, excluding interest expense. The expense cap expired on June 30, 2005.
6<F51> The Hennessy Total Return Fund instituted an expense cap of 1.95% of the average daily net assets, excluding interest expense.


PRIVACY POLICY


We collect the following non-public personal information about you:


     o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

        and

     o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information and other financial information.

     We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

     In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.


FUND SYMBOLS, CUSIPS AND
SEC FUND IDENTIFIERS



The Hennessy Funds have the following fund symbols, cusips and SEC fund identifiers:



                                                                 SEC FUND IDENTIFIER
                                                                 -------------------
FUND                                 SYMBOL     CUSIP            SERIES         CLASS
----                                 ------     -----            ------         -----
Hennessy Cornerstone Growth Fund     HFCGX      425 888 104      S000000838     C000002453
Hennessy Focus 30 Fund               HFTFX      425 888 302      S000000839     C000002454
Hennessy Cornerstone Value Fund      HFCVX      425 888 203      S000000840     C000002455
Hennessy Total Return Fund           HDOGX      425 887 205      S000000836     C000002451
Hennessy Balanced Fund               HBFBX      425 887 106      S000000835     C000002450



                            Not part of prospectus.


TO LEARN MORE ABOUT THE HENNESSY FUNDS you may want to read the Hennessy Funds' Statement of Additional Information (or "SAI"), which contains additional information about the Funds. The Hennessy Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about the Hennessy Funds' investments by reading the Hennessy Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354. The Hennessy Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.hennessyfunds.com).


     Prospective investors and shareholders who have questions about the Hennessy Funds may also call the above number or write to the following address:


         THE HENNESSY FUNDS
         7250 Redwood Blvd.
         Suite 200
         Novato, CA 94945



     The general public can review and copy information about the Hennessy Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov., or by writing to:


         PUBLIC REFERENCE SECTION
         Securities and Exchange Commission
         Washington, D.C. 20549-0102

     When seeking information about the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund or Cornerstone Value Fund from the Securities and Exchange Commission please refer to the Hennessy Mutual Funds' Investment Company Act File No. 811-07695. When seeking information about the Hennessy Total Return Fund or Hennessy Balanced Fund from the Securities and Exchange Commission please refer to the Hennessy Funds' Investment Company Act File No. 811-07493.

       Investment Company Act File No. 811-07695 (Hennessy Mutual Funds)
           Investment Company Act File No. 811-07493 (Hennessy Funds)

                             (Hennessy Funds Logo)
                          FORMULAS FOR SMART INVESTING

                             WWW.HENNESSYFUNDS.COM

                                For information,
                      questions or assistance, please call
                               The Hennessy Funds
                               1-800-966-4354 or
                                 1-415-899-1555

THE HENNESSY FUNDS
Hennessy Cornerstone Growth Fund
Hennessy Focus 30 Fund
Hennessy Cornerstone Value Fund
Hennessy Total Return Fund
Hennessy Balanced Fund

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd.
Suite 200
Novato, California 94945

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DIRECTORS
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

THE HENNESSY MUTUAL FUNDS, INC.          Hennessy Cornerstone Growth Fund
THE HENNESSY FUNDS, INC.                 ("Cornerstone Growth Fund")
7250 Redwood Blvd.                       Hennessy Focus 30 Fund
Suite 200                                ("Focus 30 Fund")
Novato, California  94945                Hennessy Cornerstone Value Fund
Telephone:      1-800-966-4354           ("Cornerstone Value Fund")
                1-415-899-1555           Hennessy Total Return Fund
                                         ("Total Return Fund")
                                         Hennessy Balanced Fund
                                         ("Balanced Fund")
                                         (each, a "Fund," and collectively,
                                         the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus of the Funds ("Fund Prospectus"), dated February 28, 2006. A copy of the Funds' Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2005, of The Hennessy Mutual Funds, Inc. (File No. 811-07695) and The Hennessy Funds, Inc. (File No. 811-07493), as filed with the Securities and Exchange Commission on January 9, 2006:


     o    Statements of Assets and Liabilities
     o    Statements of Operations
     o    Statement of Cash Flows (Total Return Fund only)
     o    Statements of Changes in Net Assets
     o    Financial Highlights
     o    Schedules of Investments
     o    Notes to the Financial Statements
     o    Report of Independent Registered Public Accounting Firm

A copy of the Annual Report may be obtained, without charge, by calling the toll-free telephone number shown above.

                                TABLE OF CONTENTS



FUND HISTORY AND CLASSIFICATION................................................3
INVESTMENT RESTRICTIONS........................................................3
INVESTMENT CONSIDERATIONS......................................................5
DIRECTORS AND OFFICERS........................................................10
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS............................15
MANAGEMENT OF THE FUNDS.......................................................17
PORTFOLIO TRANSACTIONS........................................................24
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................26
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................27
VALUATION OF SHARES...........................................................28
ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES..........................29
DESCRIPTION OF SECURITIES RATINGS.............................................30
ANTI-MONEY LAUNDERING PROGRAM.................................................31
OTHER INFORMATION.............................................................32

                         FUND HISTORY AND CLASSIFICATION


                  The Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund are organized as separate investment portfolios or series of Hennessy Mutual Funds, Inc. ("HMFI"), a Maryland corporation that was incorporated on May 20, 1996. HMFI is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"). Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund is a diversified portfolio.


                  The Total Return Fund and Balanced Fund are organized as separate investment portfolios or series of Hennessy Funds, Inc. ("HFI," and together with HMFI, the "Hennessy Funds"), a Maryland corporation that was incorporated on January 11, 1996. HFI is an open-end management investment company registered under the 1940 Act. Neither the Total Return Fund nor the Balanced Fund is a diversified portfolio. Prior to October 31, 2002, the Total Return Fund was known as the Leveraged Dogs Fund.

                             INVESTMENT RESTRICTIONS

                  FUNDAMENTAL POLICIES. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund's shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund's outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made. A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

                  (1) No Fund will make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to equal or exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), certificates of deposit and bankers' acceptances.

                  (2) No Fund will purchase securities of any one issuer (except U.S. Government Securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund and 50% of the total assets of the Total Return Fund and Balanced Fund may be invested without regard to this restriction.

                  (3) No Fund will purchase securities on margin (except for short-term credit necessary for clearance of Fund transactions), or write put or call options, except that each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

                  (4) Neither the Total Return Fund nor the Balanced Fund will purchase or sell commodities or commodity contracts. None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will purchase commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options.

                  (5) No Fund will underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended ("1933 Act"), as amended, in selling portfolio securities.


                  (6) None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will purchase or sell real estate, except that, to the extent permitted by applicable law, each of these Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. Neither the Total Return Fund nor the Balanced Fund will purchase or sell real estate or real estate mortgage loans or will invest in real estate limited partnerships.

                  (7) Except as otherwise set forth below, no Fund will make loans, provided that for purposes of this restriction, the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan. The Funds may enter into repurchase agreements and each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may make loans of Fund securities, provided that entering into repurchase agreements and lending of Fund securities may be made only in accordance with applicable law, the Fund Prospectus and this SAI, as they may be amended from time to time.


                  (8) None of the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund and Balanced Fund will borrow money or issue senior securities, except that each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may borrow an amount up to 33-1/3% of its total assets and the Balanced Fund may borrow an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Neither the Total Return Fund nor the Balanced Fund will pledge or hypothecate its assets, except to secure permitted borrowings. None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by the Funds' investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Funds. The Balanced Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding. The Total Return Fund may borrow money or issue senior securities to the extent permitted by the Act.

                  (9) Neither the Total Return Fund nor the Balanced Fund will make investments for the purpose of exercising control or management of any company.

                  (10) Neither the Total Return Fund nor the Balanced Fund will make short sales of securities or maintain a short position.

                  (11) Neither the Total Return Fund nor the Balanced Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

                  OTHER  INVESTMENT   RESTRICTIONS.   The  following  investment
restrictions (or operating policies) may be changed with respect to a Fund by the Board of Directors without shareholder approval.

                  (1) No Fund will invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities. "Illiquid securities" are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

                  (2) No Fund will purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

                  (3) No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Hennessy Funds or an officer, director or other affiliated person of the Manager (as defined in "MANAGEMENT OF THE FUNDS," below).

                  (4) None of the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund will make investments for the purpose of exercising control or management of any company.

                  (5) None of the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund will make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

                  (6)  None of the  Cornerstone  Growth  Fund,  Focus 30 Fund or
Cornerstone Value Fund will write, purchase or sell puts, call straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

                  (7) Neither the Total Return Fund nor the Balanced Fund will invest in securities of any issuer that has a record of less than three years of continuous operation, including the operation of any predecessor business of a company that came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

                            INVESTMENT CONSIDERATIONS

                  The  Fund  Prospectus   describes  the  principal   investment
strategies and risks of the Funds. This section expands upon that discussion and also describes non-principal investment strategies and risks of the Funds.

                  DOW JONES INDUSTRIAL AVERAGE. The Total Return Fund and Balanced Fund invest in stocks in The Dow Jones Industrial Average ("DJIA"). The DJIA consists of the following 30 common stocks:

AlliedSignal Inc.                    Intel Corp.

Altria Group, Inc.                   International Business Machines Corp. (IBM)

Aluminum Co. of America (ALCOA)      Johnson & Johnson

American Express Co.                 McDonald's Corp.

American International Group Inc.    Merck & Co., Inc.

The Boeing Co.                       Microsoft Corp.

Caterpillar Inc.                     Minnesota Mining & Manufacturing Co. (3M)

Citigroup Inc.                       J.P. Morgan & Co., Inc.

The Coca-Cola Company                Procter & Gamble Co.

E.I du Pont De Nemours & Co., Inc.   Pfizer Inc.

Exxon Mobil Corporation              SBC Communications Inc.

General Electric Co.                 United Technologies Corp.

General Motors Corporation           Verizon Communications Inc.

Hewlett-Packard Co.                  The Walt Disney Company

The Home Depot, Inc.                 Wal-Mart Stores, Inc.

The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with either Fund or the Funds' investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.

                  The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928. Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.


                  The investment strategies of each of the Total Return Fund and Balanced Fund are unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly, each of these Fund's investment strategies is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since each of these Funds will normally have 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks. However, the diversification requirement for each of the Total Return Fund and Balanced Fund may preclude it from effecting a purchase otherwise dictated by its investment strategy. Finally, because of the requirements of the Act, each of these Funds will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time, this requirement may preclude each of the Total Return Fund and Balanced Fund from effecting a purchase otherwise dictated by its investment strategy.


                  SPECIAL CONSIDERATION RELATING TO DEPOSITORY RECEIPTS. As noted in the Fund Prospectus, the Cornerstone Growth Fund and Cornerstone Value Fund may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the investment policies of the Cornerstone Growth Fund and Cornerstone Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

                  Many of the foreign securities held in the form of ADRs by the Cornerstone Growth Fund and Cornerstone Value Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Cornerstone Growth Fund and Cornerstone Value Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

                  Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Cornerstone Growth Fund and Cornerstone Value Fund would be subject.

                  ILLIQUID SECURITIES. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that any of these Funds will invest in illiquid securities.

                  Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time such Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                  In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

                  Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund, however, could affect adversely the marketability of securities of each of these Funds and these Funds might be unable to dispose of such securities promptly or at favorable prices.

                  The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund and reports periodically on such decisions to the Board of Directors.

                  REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

                  At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where
(i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights.

                  LENDING OF FUND SECURITIES. In accordance with applicable law, each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with each of these Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will retain authority to terminate any loan at any time. Each of these Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each of these Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

                  CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Fund's investment strategy, or to pay expenses or meet redemption requests. The Manager generally will not use investments in cash and short-term securities for temporary defensive purposes.

                  Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), U.S. Government Securities, repurchase agreements involving such securities and shares of money market mutual funds. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

                  With respect to money market mutual funds, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by that Fund's shareholders.

                  The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of any Fund's total assets at any time.

                  BORROWING. Each of the Funds, except the Total Return Fund, may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may borrow for such purposes in an amount up to 33% of its total assets, while the Balanced Fund may borrow for such purposes in an amount up to 10% of its total assets. The borrowing policy is a fundamental policy of each of these Funds, which cannot be changed with respect to a Fund without shareholder approval as described in "INVESTMENT RESTRICTIONS" above.

                  The  Total  Return  Fund  intends  to  borrow  for  investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, which increases investment risk, but also increases investment opportunity. Since approximately half of the Total Return Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Total Return Fund when it leverages its investments will increase more when the Total Return Fund's portfolio assets increase in value and decrease more when the Total Return Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Total Return Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Total Return Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

                  As required by the Act, the Total Return Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Total Return Fund's assets should fail to meet this 300% coverage test, the Total Return Fund, within three days (not including Sundays and holidays), will reduce the amount of the Total Return Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Borrowing from a bank as a temporary measure for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

                  The Total Return Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the Act. Under a reverse repurchase agreement, the Total Return Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Total Return Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Total Return Fund may decline below the price of the securities it is obligated to repurchase.

                             DIRECTORS AND OFFICERS

                  As a Maryland corporation, the business and affairs of the Hennessy Funds are managed by its Officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Directors and Officers of the Hennessy Funds are as follows:





                                                                                              Number of Portfolios    Other
                             Position(s)  Term of Office                                      in the Fund Complex     Directorships
                             Held with    and Length of      Principal Occupation(s)          Overseen by             Held by
                             the Funds    Time Served        During Past 5 Years              Director((1))           Director
                             ---------    -----------        ------------------------         -------------           --------
"Disinterested Persons"
J. Dennis DeSousa            Director     Indefinite, until  Currently a real estate investor.     6                    None.
Age:  69                                  successor elected
Address:
c/o Hennessy Advisors, Inc.               Served since
7250 Redwood Blvd.                        January 1996
Suite 200
Novato, CA  94945

Robert T. Doyle              Director     Indefinite, until  Currently the Sheriff of Marin        6                    None.
Age:  58                                  successor elected  County, California (since 1996)
Address:                                                     and has been employed in the Marin
c/o Hennessy Advisors, Inc.               Served since       County Sheriff's Office in various
7250 Redwood Blvd.                        January 1996       capacities since 1969.
Suite 200
Novato, CA  94945

Gerald P. Richardson         Director     Indefinite, until  Chief Executive Officer and owner     6                    None.
Age:  59                                  successor elected  of ORBIS Payment Services since
Address:                                                     January 2001. In 2000, Mr. Richardson
c/o Hennessy Advisors, Inc.               Served since May   was an independent consultant.
7250 Redwood Blvd.                        2004
Suite 200
Novato, CA  94945

--------------
(1) The Hennessy Cornerstone Growth Fund, Series II, the sole portfolio of the Hennessy Funds Trust, and the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund are the only funds in the fund complex.


                                                                                              Number of Portfolios    Other
                             Position(s)  Term of Office                                      in the Fund Complex     Directorships
                             Held with    and Length of      Principal Occupation(s)          Overseen by             Held by
                             the Funds    Time Served        During Past 5 Years              Director((1))           Director
                             ---------    -----------        ------------------------         -------------           --------
"Interested Persons" (as defined in the 1940 Act)
Neil J. Hennessy(2)          Director and Director:          President, Chairman, CEO and           6                 Director of
Age:  50                     President    Indefinite, until  Portfolio Manager of Hennessy                            Hennessy
Address:                                  successor elected  Advisors, Inc., the Funds' investment                    Advisors
c/o Hennessy Advisors, Inc.                                  adviser, since 1989; President of the                    Inc.
7250 Redwood Blvd.                        Served since       Hennessy Funds  since 1996, and
Suite 200                                 January 1996       President of Hennessy Funds Trust
Novato, CA  94945                                            since 2005.
                                          Officer:
                                          1 year term

                                          Served since
                                          January 1996

Frank Ingarra, Jr. (2)       Assistant    1 year term        Assistant Portfolio Manager for        N/A               None.
Age:  34                     Portfolio                       Hennessy Advisors, Inc., the Funds'
Address:                     Manager and  3 years            investment adviser, from March 2002
c/o Hennessy Advisors, Inc.  Vice President                  to the present; from August 2000
7250 Redwood Blvd.                                           through March 2002, Mr. Ingarra was
Suite 200                                                    the Head Trader for Hennessy
Novato, CA  94945                                            Advisors, Inc.; from August 2002 to
                                                             the present, Mr. Ingarra has been a
                                                             Vice President of the Hennessy Funds;
                                                             from July 1999 through August 2000, Mr.
                                                             Ingarra was the Vice President and
                                                             lead trader for O'Shaughnessy
                                                             Capital Management; and from May 1998
                                                             through July 1999, Mr. Ingarra was an
                                                             Assistant Vice President and Equity
                                                             Trader for O'Shaughnessy Capital
                                                             Management.

Harry F. Thomas(2)           Chief        1 year term        Chief Compliance Officer for Hennessy  N/A               None.
Age:  59                     Compliance                      Advisors,   Inc., the Funds'
Address:                     Officer      1 year             investment adviser, since 2004;
c/o Hennessy Advisors, Inc.                                  retired business executive from 2001
7250 Redwood Blvd.                                           through 2004;director of the Funds
Suite 200                                                    from 2000 to May 2004; Managing
Novato, CA  94945                                            Director of Emplifi, Inc., a
                                                             consulting firm, from 1999 through
                                                             2001; and Vice President and Manager
                                                             of Employee Benefit Trust Operation
                                                             of Wells Fargo Bank from 1997 through
                                                             1999.

---------------
(1) The Hennessy Cornerstone Growth Fund, Series II, the sole portfolio of the Hennessy Funds Trust, and the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund are the only funds in the fund complex.

(2) All Officers of the Hennessy Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of the Hennessy Funds.



                                                                                              Number of Portfolios    Other
                             Position(s)  Term of Office                                      in the Fund Complex     Directorships
                             Held with    and Length of      Principal Occupation(s)          Overseen by             Held by
                             the Funds    Time Served        During Past 5 Years              Director((1))           Director
                             ---------    -----------        ------------------------         -------------           --------
"Interested Persons" (as defined in the 1940 Act)

Ana Miner((2))               Vice         1 year term        Has been employed by Hennessy          N/A               None.
Age:  47                     President                       Advisors, Inc., the Funds' investment
Address:                     of           7 years            adviser, since 1998; from 1990
c/o Hennessy Advisors, Inc.  Operations                      through 1998, Ms. Miner was employed
7250 Redwood Blvd.                                           as an institutional sales assistant
Suite 200                                                    by Merrill Lynch Capital Markets.
Novato, CA  94945

Teresa M. Nilsen((2))        Executive    1 year term        Currently Executive Vice President,    N/A               Director of
Age:  39                     Vice                            Chief Financial Officer and Secretary                    Hennessy
Address:                     President    9 years            of Hennessy Advisors, Inc., the                          Advisors,
c/o Hennessy Advisors, Inc.  and Treasurer                   Funds' investment adviser; Ms. Nilsen                    Inc.
7250 Redwood Blvd.                                           has been the corporate secretary and
Suite 200                                                    a financial officer of Hennessy
Novato, CA  94945                                            Advisors, Inc. since 1989; Ms. Nilsen
                                                             has been an officer of the Hennessy
                                                             Funds since 1996, currently she is
                                                             Executive Vice President and Treasurer.

Daniel B. Steadman((2))      Executive    1 year term        Executive Vice President of Hennessy   N/A               Director of
Age:  49                     Vice                            Advisors, Inc., the Funds' investment                    Hennessy
Address:                     President    6 years            adviser, from 2000 to the present;                       Advisors,
c/o Hennessy Advisors, Inc.  and Secretary                   Vice President of Westamerica Bank                       Inc.
7250 Redwood Blvd.                                           from 1995 through 2000; Mr. Steadman
Suite 200                                                    has been Executive Vice President and
Novato, CA  94945                                            Secretary of the Hennessy Funds since
                                                             2000.

---------------
(1) The Hennessy Cornerstone Growth Fund, Series II, the sole portfolio of the Hennessy Funds Trust, and the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund are the only funds in the fund complex.


(2) All Officers of the Hennessy Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of the Hennessy Funds.


                                                                                              Number of Portfolios    Other
                             Position(s)  Term of Office                                      in the Fund Complex     Directorships
                             Held with    and Length of      Principal Occupation(s)          Overseen by             Held by
                             the Funds    Time Served        During Past 5 Years              Director((1))           Director
                             ---------    -----------        ------------------------         -------------           --------

Tania A. Kelley(2)           Vice         1 year term        Has been employed by Hennessy          N/A               None.
Age: 40                      President                       Advisors, Inc., the Funds' investment
Address:                     of Marketing 2 years            adviser, since October 2003; Director
c/o Hennessy Advisors, Inc.                                  of Sales and Marketing for Comcast
7250 Redwood Blvd.                                           from 2002 through 2003; from 1999 to
Suite 200                                                    2002, Ms. Kelley was Director of
Novato, CA  94945                                            Sales and Marketing for AT&T.

Brian Peery(2)               Vice         1 year term        Has been employed by Hennessy          N/A               None.
Age: 36                      President                       Advisors, Inc., the Funds' investment
Address:                     of Sales     3 years            adviser, since June 2002; Vice
c/o Hennessy Advisors, Inc.                                  President of Institutional Sales and
7250 Redwood Blvd.                                           Senior Analyst with Brad Peery Inc.
Suite 200                                                    from June 2000 to June 2002; from
Novato, CA  94945                                            1996 to 2002, Mr. Peery worked for
                                                             Haywood Securities where has was a
                                                             Vice President.











---------------
(1) The Hennessy Cornerstone Growth Fund, Series II, the sole portfolio of the Hennessy Funds Trust, and the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund are the only funds in the fund complex.


(2) All Officers of the Hennessy Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of the Hennessy Funds.

                  Pursuant to the terms of the Management Agreements (as defined below) with HMFI and HFI, the Manager, on behalf of the Funds, pays the compensation of all Officers and Directors who are affiliated persons of the Manager.

                  The Hennessy Funds pay Directors who are not interested persons of the Funds (each, a "Disinterested Director") fees for serving as Directors. Specifically, HMFI pays each Disinterested Director a $2,250 fee for each meeting of the Board of Directors attended, of which each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund pays one-third. HFI pays each Disinterested Director a $1,000 fee for each meeting of the Board of Directors attended, of which each of the Total Return Fund and Balanced Fund each pays one-half. The Hennessy Funds may also reimburse Directors for travel expenses incurred in order to attend meetings of the Board of Directors.


                  The table below sets forth the compensation paid by HMFI to each of the current Directors of HMFI for services as directors for the fiscal year ended October 31, 2005:


                               COMPENSATION TABLE



                                                                Pension or                               Total
                                                                Retirement          Estimated         Compensation
                                          Aggregate          Benefits Accrued        Annual          from HMFI and
               Name                      Compensation           As Part of        Benefits Upon     Fund Complex (1)
             of Person                    from HMFI           Fund Expenses        Retirement      Paid to Directors
             ---------                    ---------           -------------        ----------      -----------------

"Disinterested Persons"

J. Dennis DeSousa                          $ 11,250                  $0               $0                $ 17,000

Robert T. Doyle                            $ 11,250                  $0               $0                $ 17,000

Gerald P. Richardson                       $ 11,250                  $0               $0                $ 17,000

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy                                 $0                  $0               $0                      $0


------------------------------------

(1) The Hennessy Cornerstone Growth Fund, Series II, the sole portfolio of the Hennessy Funds Trust, and the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund are the only funds in the fund complex.

                  The table below sets forth the compensation paid by HFI to each of the current Directors of HFI for services as directors for the fiscal year ended October 31, 2005:

                               COMPENSATION TABLE



                                                                Pension or                               Total
                                                                Retirement          Estimated         Compensation
                                          Aggregate          Benefits Accrued        Annual           from HFI and
               Name                      Compensation           as Part of        Benefits Upon     Fund Complex (1)
             of Person                     from HFI           Fund Expenses        Retirement      Paid to Directors
             ---------                     --------           -------------        ----------      -----------------

"Disinterested Persons"


J. Dennis DeSousa                           $ 5,000                  $0               $0                $ 17,000


Robert T. Doyle                             $ 5,000                  $0               $0                $ 17,000


Gerald P. Richardson                        $ 5,000                  $0               $0                $ 17,000

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy                                 $0                  $0               $0                      $0


------------------------------------

(1) The Hennessy Cornerstone Growth Fund, Series II, the sole portfolio of the Hennessy Funds Trust, and the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund are the only funds in the fund complex.


                  Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or Officer.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


                  As of January 31, 2006, the Officers and Directors of the Hennessy Funds as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

                  As of January 31, 2006, the following shareholders owned more than 5% of the outstanding voting securities of:

Cornerstone Growth Fund:
         Charles Schwab & Co., Inc.                                       59.40%
         San Francisco, CA 94104-4122

         National Financial Services LLC                                  24.66%
         New York, NY 10281-1003

Focus 30 Fund:
         National Financial Services LLC,
         for the Exclusive Benefit of Customers                           37.60%
         New York, NY 10281-1003

         Charles Schwab & Co., Inc., for
         the Exclusive Benefit of Customers                               36.36%
         San Francisco, CA 94104-4122

         National Investor Services Corp.                                  6.56%
         55 Water Street, Floor 32
         New York, NY  10041-0028

Cornerstone Value Fund:
         Charles Schwab & Co., Inc.                                       33.77%
         San Francisco, CA 94104-4122

         National Financial Services LLC                                  13.84%
         New York, NY  10281-1003

Total Return Fund:
         National Investor Services Corp.                                 15.53%
         Special Custody Account, for the
         Exclusive Benefit of Customers
         Mutual Funds Department
         55 Water Street, Floor 32
         New York, NY  10041-0028

         Charles Schwab & Co. Inc.                                        13.96%
         Special Custody Account for Customers
         San Francisco, CA  94104-4122

         National Financial Services Corp.                                 7.11%
         FBO Customers
          New York, NY  10281-5500

Balanced Fund:
         Charles Schwab & Co. Inc.                                        13.48%
         Special Custody Account for Customers
         San Francisco, CA  94104-4122

         Carl Jacobson & Earl Hamlow Trust                                 8.97%
         Novato, CA  94949-5603

                  The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds as of December 31, 2005:


                                                                                                                   Aggregate Dollar
                                                                                                                   Range of Equity
                                                                                                                  Securities in All
                                                                                                                      Registered
                                                                                                                      Investment
                   Dollar Range of                        Dollar Range of   Dollar Range of                       Companies Overseen
                       Equity        Dollar Range of          Equity            Equity        Dollar Range of       by Director in
                    Securities in        Equity            Securities in     Securities in   Equity Securities        Family of
         Name      the Cornerstone    Securities in      the Cornerstone   the Total Return  in the Balanced         Investment
     of Director     Growth Fund    the Focus 30 Fund       Value Fund           Fund              Fund              Companies(1)
     -----------     -----------    -----------------       ----------           ----              ----              ------------


"Disinterested Persons"

J. Dennis DeSousa        $10,001-50,000                $0                $0         0-10,000     $10,001-50,000     $10,001-$50,000

Robert T. Doyle                      $0                $0                $0   $10,001-50,000                 $0     $10,001-$50,000

Gerald P. Richardson     $10,001-50,000    $10,001-50,000     $10,001-50,000  $10,001-50,000    $10,001-$50,000       Over $100,000

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy        $10,001-$50,000   $10,001-$50,000   $10,001-$50,000  $10,001-$50,000    $10,001-$50,000       Over $100,000

------------------------------
(1) The Hennessy Cornerstone Growth Fund, Series II, the sole portfolio of the Hennessy Funds Trust, and the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund are the only funds in the fund complex.


                  None of the Directors who are Disinterested Directors, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

                             MANAGEMENT OF THE FUNDS

                  THE MANAGER. Effective June 30, 2000, Hennessy Advisors, Inc. (formerly Edward J. Hennessy, Incorporated) (the "Manager") became the investment manager to the Cornerstone Growth Fund and Cornerstone Value Fund when Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) sold certain of its assets and licensed certain of its proprietary processes to the Manager. The new management agreement was approved by the shareholders of the Cornerstone Growth Fund and Cornerstone Value Fund on June 30, 2000. The Focus 30 Fund was added to the management agreement effective July 22, 2003 and it commenced operations on September 17, 2003.


                  Prior to February 28, 2002, the investment adviser to the Balanced Fund and the Total Return Fund were The Hennessy Management Co., L.P. and The Hennessy Management Co. 2, L.P., respectively. Each of these limited partnerships was controlled by its general partner, Hennessy Advisors, Inc., which is in turn controlled by Neil J. Hennessy. On February 28, 2002, each limited partnership merged into the Manager., in a transaction not involving a "change of control" for purposes of the Act, and the Manager became the investment manager to the Total Return Fund and Balanced Fund. The Manager's address is 7250 Redwood Blvd. Suite 200, Novato, California 94945. Neil J. Hennessy is primarily responsible for the day-to-day management of each Fund's portfolio and for developing and executing each

Fund's investment program. Neil J. Hennessy also controls the Manager through the ownership of 40.1% of the outstanding voting securities of the Manager.


                  The Manager acts as the investment manager of each Fund pursuant to separate management agreements with HMFI and HFI (collectively, the "Management Agreements"). Under the Management Agreements, the Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund's average daily net assets as shown below:


Cornerstone Growth Fund                        0.74%
Focus 30 Fund                                  0.74%*
Cornerstone Value Fund                         0.74%
Total Return Fund                              0.60%
Balanced Fund                                  0.60%
--------------------------------
 *On June 30, 2005, the Manager agreed to reduce the investment management fee for the Focus 30 Fund from 1.00% to 0.74% annually based on the average net assets of the fund.


                  Pursuant to the Management Agreements, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds' custodian, administrator or transfer agent.

                  Under the terms of the Management Agreements, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below) (other than pursuant to the 12b-1 plan of the Total Return Fund and Balanced Fund). General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HMFI or HFI or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Directors; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, directors' and officers' insurance and fidelity bonds;
(viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HMFI or HFI, as applicable, or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.

                  Under the Management Agreements, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HMFI, HFI or any Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

                  The Management Agreements have an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreements may be terminated by HMFI or HFI with respect to a Fund or by the Manager upon 60 days' prior written notice.


                  During the fiscal year ended October 31, 2005, the period of October 1, 2004 through October 31, 2004 and the fiscal years ended September 30, 2004 and 2003, the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund paid the following fees to the Manager pursuant to the Management Agreement. For the same period, the Manager did not reimburse fees and expenses of any of the Funds.

                          Advisory Fees Paid to Advisor

--------------------------------------------------------------------------------------------------
                               Fiscal Year Ended     Period Ended  Fiscal Year Ended September 30,
-------------------------------------------------------------------------------------------------
                               October 31, 2005    October 31, 2004       2004            2003
-------------------------------------------------------------------------------------------------
Cornerstone Growth Fund            $7,442,342          $545,361       $6,575,291     $3,912,311
-------------------------------------------------------------------------------------------------
Focus 30 Fund*                       $649,902         $  42,781       $  487,961     $   12,191
-------------------------------------------------------------------------------------------------
Cornerstone Value Fund             $1,437,761          $122,448       $  931,767     $  137,687
-------------------------------------------------------------------------------------------------

*The Focus 30 Fund commenced operations on September 17, 2003. On June 30, 2005, the Manager agreed to reduce the investment management fee for the Focus 30 Fund from 1.00% to 0.74% annually based on the average net assets of the fund.

                  During the fiscal year ended October 31, 2005, the period of October 1, 2004 through October 31, 2004 and the fiscal years ended September 30, 2004 and 2003, the Total Return Fund and Balanced Fund paid the following fees to the Manager pursuant to the Management Agreement.


--------------------------------------------------------------------------------------------------
                               Fiscal Year Ended     Period Ended  Fiscal Year Ended June 30,
-------------------------------------------------------------------------------------------------
                               October 31, 2005    October 31, 2004       2004            2003
-------------------------------------------------------------------------------------------------
Total Return Fund                  $551,998            $190,370       $232,795       $19,533(1)
-------------------------------------------------------------------------------------------------
Balanced Fund                      $127,053            $ 45,561       $117,925       $89,043
-------------------------------------------------------------------------------------------------

(1) During the fiscal year ended June 30, 2003, the Manager or its predecessor earned management fees of $27,310 from the Total Return Fund and waived $7,777 of such fee.

                  The Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund have entered into a Servicing Agreement with the Manager (the "Servicing Agreement"). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to these Funds consisting of:

          o maintaining an "800" number that current shareholders may call to ask questions about the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund or their accounts with these Funds;

          o assisting shareholders in processing exchange and redemption requests;

          o assisting shareholders in changing dividend options, account designations and addresses;

          o    responding generally to questions of shareholders; and


          o providing such other similar services as the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may request.

                  For such services, each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund pays an annual fee to the Manager equal to 0.10% of its average daily net assets.

                  The Servicing Agreement may be terminated with respect to each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund by either party thereto upon sixty days' written notice to the other party, and will be terminated if its continuance is not approved with respect to each Fund at least annually by a majority of those Directors who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party.

                  During the fiscal year ended October 31, 2005, the period of October 1, 2004 through October 31, 2004 and the fiscal years ended September 30, 2004 and 2003, the Cornerstone Growth Fund , the Focus 30 Fund and Cornerstone Value Fund paid the following fees to the Manager pursuant to the Servicing Agreement.


--------------------------------------------------------------------------------------------------
                               Fiscal Year Ended     Period Ended  Fiscal Year Ended June 30,
-------------------------------------------------------------------------------------------------
                               October 31, 2005    October 31, 2004       2004            2003
-------------------------------------------------------------------------------------------------
Cornerstone Growth Fund            $1,005,722          $73,697        $888,553       $528,691
-------------------------------------------------------------------------------------------------
Focus 30 Fund*                        $34,275              N.A.            N.A.          N.A.
-------------------------------------------------------------------------------------------------
Cornerstone Value Fund               $194,292          $16,547        $125,915        $18,606
-------------------------------------------------------------------------------------------------

*The Focus 30 Fund commenced operations on September 17, 2003, and did not begin making payments pursuant to the Servicing Agreement until July 1, 2005.

                  THE PORTFOLIO MANAGER. The Manager is the sole investment adviser to each of the Funds. The portfolio manager to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2005.




                             Number of Other Accounts Managed and Total Assets      Number of Accounts and Total Assets for Which
                                              by Account Type                             Advisory Fee is Performance-Based
                             Registered         Other Pooled                     Registered      Other Pooled
                             Investment         Investment       Other           Investment      Investment          Other
                             Companies          Vehicles         Accounts        Companies       Vehicles            Accounts
Name of Portfolio Manager

Neil J. Hennessy                     1                 0               0               0                 0                  0

                               $257 million           $ 0             $ 0             $ 0               $ 0                $ 0

                  The portfolio manager is often responsible for managing other accounts. The Manager typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.


                  The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of December 31, 2005.


                                                                                         Method Used to Determine Compensation
                                                                                     (Including Any Differences in Method Between
Name of Portfolio Manager         Form of Compensation     Source of Compensation                    Account Types)
-------------------------         --------------------     ----------------------                    --------------
Neil J. Hennessy                      Salary/Bonus                 Manager           Annual Salary plus bonus based on the
                                                                                     profitability of the management company.


                  The following table sets forth the dollar range of equity securities of each Fund beneficially owned by the portfolio manager as of December 31, 2005.


                                Dollar Range of
                               Equity Securities    Dollar Range of      Dollar Range of     Dollar Range of
                                     in the        Equity Securities    Equity Securities   Equity Securities     Dollar Range of
                Name              Cornerstone        in the Focus      in the Cornerstone      in the Total      Equity Securities
        of Portfolio Manager      Growth Fund           30 Fund            Value Fund          Return Fund      in the Balanced Fund
        --------------------      -----------           -------            ----------          -----------      --------------------

Neil J. Hennessy                  $10,001-$50,000       $10,001-$50,000     $10,001-$50,000      $10,001-$50,000  $100,001-$500,000



                  THE ADMINISTRATOR. U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to separate Fund Administration Servicing Agreements with HMFI and HFI (collectively, the "Administration Agreements"). The Administration Agreements provide that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds' other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Funds; and (vi) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Hennessy Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreements, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Hennessy Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

                  For all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates receive from each Fund an annual fee, paid monthly, equal to 0.27% of the first $500 million of such Fund's average daily net assets, 0.25% of the next $250 million of such Fund's average daily net assets, 0.23% of the next $250 million of such Fund's average daily net assets and 0.21% of such Fund's average daily net assets in excess of $1 billion. Each Administration Agreement will remain in effect until terminated by either party. Each Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of HMFI and HFI upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to HMFI or HFI, as applicable.

                  During the fiscal year ended October 31, 2005, the period of October 1, 2004 through October 31, 2004 and the fiscal years ended September 30, 2004 and 2003, the Administrator received the following amounts in administration fees from the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund and waived no fees.


--------------------------------------------------------------------------------------------------
                               Fiscal Year Ended     Period Ended  Fiscal Year Ended September 30,
-------------------------------------------------------------------------------------------------
                               October 31, 2005    October 31, 2004       2004            2003
-------------------------------------------------------------------------------------------------
Cornerstone Growth Fund           $2,506,465           $190,737       $2,285,571     $1,422,319
-------------------------------------------------------------------------------------------------
Focus 30 Fund*                      $188,837           $ 11,568       $  131,749     $   80,685
-------------------------------------------------------------------------------------------------
Cornerstone Value Fund              $503,999           $ 44,677       $  339,969     $   50,237
-------------------------------------------------------------------------------------------------

*The Focus 30 Fund commenced operations on September 17, 2003.

                  During the fiscal year ended October 31, 2005, the period of October 1, 2004 through October 31, 2004 and the fiscal years ended September 30, 2004 and 2003, the Administrator received the following amount in administration fees from the Total Return Fund and Balanced Fund and waived no fees.


--------------------------------------------------------------------------------------------------
                               Fiscal Year Ended     Period Ended  Fiscal Year Ended June 30,
-------------------------------------------------------------------------------------------------
                               October 31, 2005    October 31, 2004       2004            2003
-------------------------------------------------------------------------------------------------
Total Return Fund                  $238,727            $85,747        $104,677       $11,532
-------------------------------------------------------------------------------------------------
Balanced Fund                       $54,936            $20,503        $ 53,066       $40,005
-------------------------------------------------------------------------------------------------

                  ACCOUNTING SERVICES AGREEMENT. The Administrator also provides fund accounting services to the Funds pursuant to separate Fund Accounting Servicing Agreements with HMFI and HFI (collectively, the "Fund Accounting Servicing Agreements"). For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under "THE ADMINISTRATOR."


                  TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to separate Transfer Agent Agreements with HMFI and HFI (collectively, the "Transfer Agent Agreements"). Under the Transfer Agent Agreements, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

                  U.S. Bank, National Association (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Funds pursuant to separate Custodian Agreements with HMFI and HFI (collectively, the "Custodian Agreements"). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreements, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds' accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.


                  THE DISTRIBUTOR. Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to separate Distribution Agreements with HMFI and HFI (collectively, the "Distribution Agreements"). The Distributor and the Administrator are affiliates of each other. Under the Distribution Agreements, the Distributor provides, on a best efforts basis and without compensation from HMFI, distribution-related services to each Fund in connection with the continuous offering of the Funds' shares.

                  HFI has adopted a Service and Distribution Plan (the "Plan") for the benefit of the Total Return Fund and Balanced Fund in anticipation that these Funds will benefit from the Plan through increased sales of their shares, thereby reducing each of these Fund's expense ratio and providing an asset size that allows the Manager greater flexibility in management. The Plan authorizes payments by the Total Return Fund and Balanced Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors of HFI, of up to 0.25% of each of these Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Amounts paid under the Plan by the Total Return Fund and Balanced Fund may be spent on any activities or expenses primarily intended to result in the sale of shares of these Funds, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Total Return Fund and Balanced Fund to employ a distributor of their shares, in which event payments under the Plan may be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of each of these Funds, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the shares of each of these Funds, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization, and time devoted to, distribution activities.


                  During the fiscal year ended October 31, 2005, the Total Return Fund incurred distribution costs of $230,000 under the Plan. Of this amount, $157,301 was spent on advertising, $2,630 was spent on printing and mailing of prospectuses to other than current shareholders, $74 was paid as compensation to underwriters, $1,888 was paid as compensation to broker-dealers, $0 was paid as compensation to sales personnel, $68,107 was spent on other items, and $0 was retained by Quasar Distributors, LLC. During the fiscal year ended October 31, 2005, the Balanced Fund incurred distribution costs of $52,939 under the Plan. Of this amount, $36,348 was spent on advertising, $579 was spent on printing and mailing of prospectuses to other than current shareholders, $74 was paid as compensation to underwriters, $410 was paid as compensation to broker-dealers, $0 was paid as compensation to sales personnel, $15,528 was spent on other items, and $0 was retained by Quasar Distributors, LLC.


                  The Plan may be terminated by HFI at any time by a vote of the directors of HFI who are not interested persons of HFI and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Doyle, DeSousa and Richardson are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Total Return Fund or Balanced Fund provided for in the Plan requires approval of the shareholders of each of these Funds and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of directors who are not interested persons of HFI will be committed to the discretion of the directors of HFI who are not interested persons of HFI. The Board of Directors of HFI must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or the officers of HFI. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors of HFI, including the Rule 12b-1 Directors.

                  CODE OF ETHICS. HMFI, HFI and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Hennessy Funds, provided that with respect to purchases or sales of common stock of issuers in the DJIA, the number of shares purchased or sold of any one issuer on any day does not exceed 5,000 shares. This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.


                  PROXY VOTING POLICY. Each of the Funds invests pursuant to investment formulas and as such tend not to be long-term investors. Additionally, the Funds do not consider matters brought before the shareholders of companies in which the Funds invest to be material to the investment performance of the Funds because the Funds invest pursuant to investment formulas. Accordingly, it is the policy of the Funds not to vote proxies relating to its portfolio securities. Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds' website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.


                             PORTFOLIO TRANSACTIONS

                  Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers that may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

                  The Manager may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the

Manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

                  Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.


                  The Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund paid the following amounts in portfolio brokerage commissions during the fiscal year ended October 31, 2005, the period of October 1, 2004 through October 31, 2004 and the fiscal years ended September 30, 2004 and 2003:



                                                                                              Transactions for which
                                                                     Brokerage                Brokerage Commissions
              Fund           Fiscal Year (Period) Ended          Commissions Paid                   Were Paid

Cornerstone Growth Fund           October 31, 2005                  $3,168,631                    $1,782,457,073
                             October 31, 2004 (period)                $13,856                       $5,651,506
                                 September 30, 2004                 $3,548,571                    $1,905,532,842
                                 September 30, 2003                 $2,109,028                    $1,002,547,503

Focus 30 Fund                     October 31, 2005                   $340,527                      $266,765,558
                             October 31, 2004 (period)                  $0                              $0
                                 September 30, 2004                  $266,546                      $117,946,859
                                 September 30, 2003                   $97,425                      $34,024,974

Cornerstone Value Fund            October 31, 2005                   $166,476                      $142,678,304
                             October 31, 2004 (period)                  $0                              $0
                                 September 30, 2004                   $36,116                      $23,190,032
                                 September 30, 2003                   $44,151                      $21,819,570

                  Of the brokerage commissions paid by the Cornerstone Growth Fund for the fiscal year ended October 31, 2005, $99,270 in portfolio brokerage commissions on transactions totaling $56,476,509 were paid to brokers that provided research services to the Fund.

                  Of the brokerage commissions paid by the Focus 30 Fund for the fiscal year ended October 31, 2005, $28,904 in portfolio brokerage commissions on transactions totaling $13,823,140 were paid to brokers that provided research services to the Fund.

                  The Total Return Fund and Balanced Fund paid the following amounts in portfolio brokerage commissions during the fiscal year ended October 31, 2005, the period of October 1, 2004 through October 31, 2004 and the fiscal years ended September 30, 2004 and 2003:




                                                                                              Transactions for which
                                                                     Brokerage                Brokerage Commissions
              Fund           Fiscal Year (Period) Ended          Commissions Paid                   Were Paid

Total Return Fund                 October 31, 2005                    $59,792                      $40,256,843
                             October 31, 2004 (period)                 $901                          $461,423
                                   June 30, 2004                      $15,621                       $4,046,758
                                   June 30, 2003                      $6,657                        $3,395,073

Balanced Fund                     October 31, 2005                    $9,456                        $5,368,318
                             October 31, 2004 (period)                $5,104                        $2,695,756
                                   June 30, 2004                     $20,3446                      $111,293,135
                                   June 30, 2003                      $8,191                        $4,306,958


                  PORTFOLIO TURNOVER. The Funds will generally hold securities for approximately one year irrespective of investment performance. Securities held less than one year may be sold to fund redemption requests. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "VALUATION OF SHARES" and "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" below.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  POLICY. The Board of Directors of the Hennessy Funds has adopted the following policies regarding the disclosure of the portfolio holdings of the mutual funds of the Hennessy Funds:

                  The portfolio holdings information of the mutual funds of the Hennessy Funds shall not be released to individual investors, institutional investors, intermediaries that distribute the fund's shares, rating and ranking organizations, or affiliated persons of the fund or non-regulatory agencies except that:

                  (1) The Funds shall release holdings information for its Fund's portfolios quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor's and Bloomberg. The release of such information shall usually be completed by U.S. Bancorp Fund Services, LLC as authorized by an Officer of the Hennessy Funds.

                  (2) By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of the Hennessy Funds (all third-party service providers and all part of U.S. Bancorp Fund Services, LLC) and the Manager shall have daily regular access to the portfolio holdings information of the Funds. U.S. Bancorp Fund Services, LLC shall not release the portfolio holdings information of the Funds to anyone without the written authorization of an Officer of the Hennessy Funds.

                  (3) For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of the Funds. The provision of such trade lists shall be subject to customary broker confidentiality agreements and trading restrictions.

                  (4) The Hennessy Funds shall release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of the Hennessy Funds.

                  (5) An Officer of the Hennessy Funds may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-adviser.


                  (6) The Chief Compliance Officer of the Hennessy Funds may authorize the release of portfolio holding information on an exception basis provided that:

     o He determines that such a release would be helpful to the shareholders of the Funds,
     o    The holdings are released as of the end of a calendar month,
     o The holdings are not released until 5 calendar days after the end of the month, and
     o    The exceptional release is reported to the Board of Directors.


                  Under no circumstances shall the Hennessy Funds, the Manager or any Officers, Directors or employees of the Funds or the Manager receive any compensation for the disclosure of portfolio holdings information.

                  The above policies may not be modified without approval of the Board of Directors of the Hennessy Funds.

                  PROCEDURE. Each year, the Hennessy Funds send a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Funds. The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  You may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The NYSE may also be closed on national days of mourning. Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

                  The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets; or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the relevant Fund's securities at the time.

                  The Hennessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Hennessy Funds use some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

                  The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "VALUATION OF SHARES," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES

                  The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.

                  For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

              ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

                  The Funds  intend to  continue  to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. (Note that a portion of a Fund's dividends may be taxable to investors at the lower rate applicable to dividend income.) Distributions made from a Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


                  At October 31, 2005, the Cornerstone Growth Fund had a capital loss carryforward available for federal income tax purposes of $2,528,379, of which $1,129,176 expire October 31, 2008, $1,216,644 expire October 31, 2009, and $182,559 expire October 31, 2010. At October 31, 2005, the Focus 30 Fund had no tax basis capital losses which may be carried over to offset future capital gains. At October 31, 2005, the Cornerstone Value Fund had a capital loss carryforward available for federal income tax purposes of $142,037,469, of which $44,953,812 expire October 31, 2006, $57,383,495 expire October 31, 2007,
$11,505,303  expire  October 31, 2008,  $27,482,264  expire October 31, 2010 and
$712,595 expire October 31, 2011. At October 31, 2005, the Total Return Fund had a capital loss carryforward available for federal income tax purposes of $93,341,323, of which $58,682,745 expire on October 31, 2008 and $34,658,578 expire October 31, 2009. At October 31, 2005, the Balanced Fund had a capital loss carryforward available for federal income tax purposes of $2,818,932, of which $610,892 expire on October 31, 2007, $1,023,300 expire October 31, 2008,
$447,964 expire October 31, 2009,  $447,964 expire October 31, 2010 and $288,812 expire October 31, 2012.


                  Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

                  Redemptions and exchanges of a Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

                  Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Hennessy Funds or who, to the knowledge of the Hennessy Funds, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

                  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

                  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  Each  of  the  Funds  may  invest  in  commercial   paper  and
commercial paper master notes rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

                  A-1. the highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.

               o    High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                          ANTI-MONEY LAUNDERING PROGRAM

                  The Funds have established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Funds' Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

                  Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

                  As a result of the Program, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

                                OTHER INFORMATION

                  DESCRIPTION OF SHARES. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund is authorized to issue 25 billion shares of a single class, par value $0.0001 per share. Each of the Total Return Fund and Balanced Fund is authorized to issue 100 million shares of a single class, par value $0.0001 per share.

                  The Articles of Incorporation of the Hennessy Funds authorize the Board of Directors to classify and reclassify any and all shares that are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

                  Shareholders of the Hennessy Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreements, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter that does not affect the interest of a particular series, such series shall not be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Hennessy Funds, in which event the holders of the remaining shares are unable to elect any person as a director.

                  Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund's capital gain distributions. In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

                  The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any Fund director.

                  REGISTRATION STATEMENT. This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

                  Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

                  COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Funds. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the independent registered public accounting firm to the Funds.

                                     PART C

                                OTHER INFORMATION


Item 23. Exhibits.

(a)(1)        Articles of Incorporation, as supplemented. (1)

(a)(2)        Amendment to the Articles of Incorporation. (4)

(a)(3)        Articles Supplementary. (5)

(b)           Bylaws. (1)

(c)           None.

(d)(1) Management Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated). (1)

(d)(2)        Amendment to Management Agreement with Hennessy Advisors, Inc.
              with respect to the Focus 30 Fund. (3)

(d)(3)        Amendment to Management  Agreement  with Hennessy  Advisors,  Inc.
              with respect to the Cornerstone Growth Fund, Series II. (6)


(e) Distribution Agreement with Hennessy Advisors, Inc. and Quasar Distributors, LLC.


(f)           None.


(g)           Custodian Agreement with U.S. Bank, N.A..


(h)(1) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.

(h)(2)        Transfer Agent  Agreement with  U.S.  Bancorp Fund Services, LLC.


(h)(3) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now know as U.S. Bancorp Fund Services, LLC). (1)

(h)(4)        Servicing Agreement with Hennessy Advisors, Inc. (2)

(h)(5) Amendment to Servicing Agreement with Hennessy Advisors, Inc. with respect to the Cornerstone Growth Fund, Series II. (5)

(h)(4)        Power of Attorney. (6)

(i)           Opinion of Foley & Lardner LLP.

(j)           Consent of KPMG LLP.

(k)           None.

(l)           Subscription Agreement. (1)

(m)           None.

(n)           None.

(p) Code of Ethics of The Hennessy Funds, Inc., Hennessy Mutual Funds, Inc., Hennessy Funds Trust and Hennessy Advisors, Inc.(7)
---------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 31, 2001 and its accession number is 0000897069-01-000057.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 30, 2003 and its accession number is 0000897069-03-000120.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 5 to the Registration Statement was filed on August 31, 1999 and its accession number is 0000897069-99-000448.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on July 22, 2003 and its accession number is 0000894189-03-000994.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 14 was filed on November 17, 2003 and its accession number is 0000897069-03-001443.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on December 3, 2004 and its accession number is 0000897069-04-002090.

(7) Previously filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No.17 was filed on January 3, 2005 and its accession number is 0001145443-04-002188.

Item 24.   Persons Controlled by or under Common Control with Registrant.

                  Registrant neither controls any person nor is under common control with any other person.

Item 25.   Indemnification.

                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                    Article V

                                 INDEMNIFICATION

                  Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the
Corporation to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither "interested persons," as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Each officer and director of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking;
(b) the  Corporation is insured against losses arising by reason of the advance;
(c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

                  The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article V on behalf of an employee or agent who is not an officer or director of the Corporation.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser.

                  Incorporated by reference to pages 4 through 7 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.   Principal Underwriters.

(a.) To the best of the Registrant's knowledge, Quasar Distributors, LLC, the Registrant's principal underwriter, also acts as a principal underwriter for the following other investment companies:



      Investment Company                               Investment Company
      ------------------                               ------------------
      Advisor Series Trust                             The Hennessy Funds, Inc.
      AHA Investment Funds                             Jacob Internet Fund
      Alpha Analytics Investment Trust                 The Jensen Portfolio, Inc.
      Alpine Equity Trust                              Kenwood Funds
      Alpine Series Trust                              Light Revolution Fund, Inc.
      Alternative Investment Advisors                  The Lindner Funds
      Blue & White Fund                                LKCM Funds
      Brandes Investment Trust                         Matrix Asset Advisor Value Fund, Inc.
      Brandywine Advisors Fund, Inc.                   Monetta Fund, Inc.

      Investment Company                               Investment Company
      ------------------                               ------------------
      Brazos Mutual Funds                              Monetta Trust
      Buffalo Funds                                    MP63 Fund
      CCM Advisors Funds                               MUTUALS.com
      CCMA Select Investment Trust                     NorCap Funds
      Country Mutual Funds Trust                       Optimum Q Funds
      Cullen Funds Trust                               Permanent Portfolio
      Dow Jones Islamic Index                          PIC Investment Trust Fund
      Everest Funds                                    SEIX Funds, Inc.
      FFTW Funds, Inc.                                 Professionally Managed Portfolios
      First American Funds, Inc.                       Prudent Bear Mutual Funds
      First American Insurance Portfolios, Inc.        Purisima Funds Trust
      First American Investment Funds, Inc.            Rainier Funds
      First American Strategy Funds, Inc.              TIFF Investment Program, Inc.
      Fort Pitt Capital Funds                          Thompson Plumb Funds, Inc.
      Gintel Fund                                      TI International U.S.A. Master Trust
      Glenmede Fund, Inc.                              Wexford Trust
      Guinness Atkinson Funds                          Zodiac Trust
      Harding, Loevner Funds, Inc.
      Hennessy Funds Trust


(b.) To the best of the Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:


     Name and Principal      Position and Offices with     Positions and Offices
     Business Address(1)     Quasar Distributors, LLC      with Registrant
     ----------------        ------------------------      ---------------
     James R. Schoenike      President; Board Member       None
     Donna J. Berth          Treasurer                     None
     Michael Zielinski       Secretary                     None
     Joe Redwine             Board Member                  None
     Bob Kern                Board Member                  None
     Eric W. Falkeis         Board Member                  None





     --------------------------------------
     (1) The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

(c.) The  total   commissions   and  other   compensation   received  by  Quasar
     Distributors, LLC, directly or indirectly, from the Registrant during the fiscal year ended October 31, 2005 is as follows:



Net Underwriting       Compensation on
Discounts              Redemption
and Commissions        and Repurchase     Brokerage Commission    Other Compensation
---------------        --------------     ---------------------   ----------------------

N.A.                   N.A.               N.A.                    $0



Item 28.   Location of Accounts and Records.

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (3) and
(7) of Rule 31a-1(b) will be maintained by Registrant's Custodian; and all other records will be maintained by Registrant's Administrator.

Item 29.   Management Services.

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.   Undertakings.

                  Registrant   undertakes   to  provide  its  Annual  Report  to
Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 27th day of February, 2006.



                                       HENNESSY MUTUAL FUNDS, INC.
                                          (Registrant)


                                       By:   /s/ Neil J. Hennessy
                                             -----------------------------------
                                             Neil J. Hennessy, President



                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.




                    Name                                     Title                             Date
                    ----                                     -----                             ----
/s/ Neil J. Hennessy                          President (Principal Executive        February 27, 2006
---------------------------------------
Neil J. Hennessy                              Officer) and a Director

Robert T. Doyle*                              Director                              February 27, 2006

J. Dennis DeSousa*                            Director                              February 27, 2006

Gerald P. Richardson*                         Director                              February 27, 2006

/s/ Teresa M. Nilsen                          Executive Vice President and          February 27, 2006
---------------------------------------
Teresa M. Nilsen                              Treasurer (Principal Financial and
                                              Accounting Officer)


                                                *By:  /s/ Neil J. Hennessy
                                                      --------------------------
                                                       Neil J. Hennessy
                                                       Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit No.             Description of Exhibit


(a)(1)                  Articles of Incorporation, as supplemented.*

(a)(2)                  Amendment to the Articles of Incorporation.*

(a)(3)                  Articles Supplementary.*

(b)                     Bylaws.*

(c)                     None.

(d)(1)                  Management   Agreement  with  Hennessy  Advisors,   Inc.
                        (formerly known as Edward J. Hennessy, Incorporated).*

(d)(2) Amendment to Management Agreement with Hennessy Advisors, Inc. with respect to the Focus 30 Fund.*

(d)(3) Amendment to Management Agreement with Hennessy Advisors, Inc. with respect to the Cornerstone Growth Fund, Series II.*


(e) Distribution Agreement with Hennessy Advisors, Inc. and Quasar Distributors, LLC.


(f)                     None.


(g)                     Custodian Agreement with U.S. Bank, N.A..

(h)(1)                  Fund  Administration  Servicing  Agreement  with U.S.
                        Bancorp Fund Services, LLC.

(h)(2)                  Transfer  Agent  Agreement  with U.S. Bancorp Fund
                        Services, LLC.


(h)(3) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services,
                        LLC) (now know as U.S. Bancorp Fund Services, LLC).*

(h)(4)                  Servicing Agreement with Hennessy Advisors, Inc.*

(h)(5) Amendment to Servicing Agreement with Hennessy Advisors, Inc. with respect to the Cornerstone Growth Fund, Series II.*

(h)(4)                  Power of Attorney.*

(i)                     Opinion of Foley & Lardner LLP.

(j)                     Consent of KPMG LLP.

(k)                     None.

(l)                     Subscription Agreement.*

(m)                     None.

(n)                     None.

(p) Code of Ethics of The Hennessy Funds, Inc., Hennessy Mutual Funds, Inc., Hennessy Funds Trust and Hennessy Advisors, Inc.*
----------------------------------

*  Previously filed.